Exhibit 10.5

EXECUTION VERSION

DIRECTOR COMPOSITION AND STANDSTILL AGREEMENT

This Director Composition and Standstill Agreement (this “Agreement”) is made as of September 13, 2018, by and among Saban Capital Acquisition Corp., a Cayman Islands exempted company limited by shares (which shall domesticate as a Delaware corporation prior to the Closing) (“Acquiror”), Saban Sponsor LLC, a Delaware limited liability company (the “Saban Sponsor”), Saban Sponsor II LLC, a Delaware limited liability company (“Saban Sponsor II”), the Persons party hereto set forth on Schedule I attached hereto (the “Key Panavision Stockholders”), and, solely in its capacity as the initial Panavision Holder Representative, Cerberus PV Representative, LLC, a Delaware limited liability company (the “Panavision Holder Representative”). All of the capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Business Combination Agreement.

WHEREAS, pursuant to that certain Business Combination Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), by and among Acquiror, Panavision Acquisition Sub, Inc., SIM Acquisition Sub, Inc., Panavision Inc., SIM Video International Inc., each of the shareholders of SIM party thereto, solely in its capacity as the initial Panavision Holder Representative thereunder, the Panavision Holder Representative, and, in its capacity as the initial SIM Holder Representative thereunder and as a SIM Seller, Granite Film and Television Rentals Inc., Acquiror has agreed, inter alia, pursuant to Section 9.7 thereof, to take all such action as may be necessary or appropriate such that immediately following the Effective Time the Acquiror Board consists of nine (9) directors determined in accordance with Section 9.7(c) of the Business Combination Agreement and this Agreement;

WHEREAS, the parties hereto desire to supplement Section 9.7 of the Business Combination Agreement to more fully set forth the covenants and agreements of the parties with respect to the Acquiror Board and certain other governance matters with respect to Acquiror; and

WHEREAS, subject to, and conditioned upon, the occurrence of the Effective Time, each of the Key Panavision Stockholders and the Saban Sponsor agree to not take certain actions described in Section 4 and Section 5 of this Agreement, respectively, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1. Panavision Directors.

(a) At least two (2) Business Days prior to the filing with the SEC of the Shareholder Meeting Proxy Statement pursuant to Section 10.1(a)(ii) of the Business Combination Agreement, the Panavision Holder Representative shall specify in writing to Acquiror and the Saban Sponsor (i) the individuals to serve as Class III directors and, as applicable, a Class II director of the Acquiror Board immediately following the Effective Time based on the number of directors that the Panavision Holder Representative is entitled to designate as directors pursuant to Section 1(c) immediately following the Effective Time (the “Designated Initial Panavision Designees”) (it being understood and agreed that the Panavision Holder Representative may specify directors to serve in circumstances in which it is entitled to designate two (2), three (3) and four (4) directors pursuant to Section 1(c)), (ii) the Designated Initial Panavision Designee that will serve as a member and the chairman of the nominating committee of the Acquiror Board (the “Nominating Committee”) and (iii) the Designated Initial Panavision Designee that will serve as a member of the compensation committee of the Acquiror Board (the “Compensation Committee”) (it being understood and agreed that (x) if the Panavision Holder Representative does not specify in writing the Designated Initial Panavision Designees pursuant to this Section 1(a), then the Class III directors and, as applicable, the Class II director of the Acquiror Board that the Panavision Holder Representative is entitled to designate and appoint to the Acquiror Board immediately following the Effective Time (as determined pursuant to Section 1(c)) shall be the individuals set forth on Schedule II, (y) if the Panavision Holder Representative does not specify in writing the Designated Initial Panavision Designee that will serve as a member and the chairman of the Nominating Committee, then the individual set forth on Schedule III shall be the individual that initially serves as a member and the chairman of the Nominating Committee on behalf of the Panavision Holder Representative and (z) if the Panavision Holder Representative does not specify in writing the Designated Initial Panavision Designee that will serve as a member of the Compensation Committee, then the individual set forth on Schedule III shall be the individual that initially serves as a member of the Compensation Committee on behalf of the Panavision Holder Representative). The directors of the Acquiror Board designated pursuant to this Section 1(a) shall be referred to as the “Initial Panavision Designees”.

(b) At and prior to the Effective Time, each of Acquiror and the Saban Sponsor shall take all necessary and desirable actions such that, immediately following the Effective Time, (i) if the Panavision Holder Representative is entitled to designate two (2) or three (3) directors to the Acquiror Board pursuant to Section 1(c) immediately after the Effective Time, each of the Initial Panavision Designees determined pursuant to Section 1(a) are Class III directors of Acquiror with a term ending at the 2022 annual meeting of Acquiror’s stockholders, (ii) if the Panavision Holder Representative is entitled to designate four (4) directors to the Acquiror Board pursuant to Section 1(c) immediately after the Effective Time, three (3) of the Initial Panavision Designees determined pursuant to Section 1(a) are Class III directors of Acquiror with a term ending at the 2022 annual meeting of Acquiror’s stockholders and one (1) of the Initial Panavision Designees determined pursuant to Section 1(a) is a Class II director of Acquiror with a term ending at the 2021 annual meeting of Acquiror’s stockholders, (iii) the applicable Initial Panavision Designee determined pursuant to Section 1(a) is a member and the chairman of the Nominating Committee, (iv) the applicable Initial Panavision Designee determined pursuant to Section 1(a) is a member of the Compensation Committee and (v) any Initial Panavision Designee requested by the Panavision Holder Representative to be a member of any committee of the Acquiror Board (other than the Nominating Committee or Compensation Committee) pursuant to Section 1(g) at least two (2) Business Days prior to the filing with the SEC of the Shareholder Proxy Statement pursuant to Section 10(a)(ii) of the Business Combination Agreement shall be a member of such committee of the Acquiror Board (it being understood and agreed that, unless otherwise agreed by the Panavision Holder Representative in writing or unless such designation would violate any legal restriction on such committee’s composition or the rules and regulations of Nasdaq, Craig Chobor shall be appointed to the audit (or similar) committee of the Acquiror Board pursuant to Section 1(g) immediately following the Effective Time).

(c) Upon the terms and subject to the conditions of this Agreement, from and after the Effective Time, Acquiror will take all necessary and desirable actions within its control (including, without limitation, calling special meetings of the Acquiror Board and the stockholders and recommending, supporting and soliciting proxies), such that (i) from and after any time that the Panavision Stockholders and their Affiliates, in the aggregate, beneficially own 32.50% or more of the issued and outstanding Acquiror Common Shares, for so long as the Panavision Stockholders and their Affiliates, in the aggregate, beneficially own 25.00% or more of the issued and outstanding Acquiror Common Shares, the Panavision Holder Representative shall have the right, but not the obligation, to designate up to (x) three (3) individuals to be appointed or nominated, as the case may be, as Class III directors (or a comparable class of directors) and one (1) individual to be appointed or nominated, as the case may be, as a Class II director (or a comparable class of directors) or (y) if the Acquiror Board does not contain classes of directors, four (4) individuals to be appointed or nominated, as the case may be, as directors; (ii) if the Panavision Holder Representative is not entitled to designate directors pursuant to clause (i) of this Section 1(c) at any determination time, then from and after any time that the Panavision Stockholders and their Affiliates, in the aggregate, beneficially own 27.50% or more of the issued and outstanding Acquiror Common Shares, for so long as the Panavision Stockholders and their Affiliates, in the aggregate, beneficially own 17.50% or more of the issued and outstanding Acquiror Common Shares, the Panavision Holder Representative shall have the right, but not the obligation, to designate up to three (3) individuals to be appointed or nominated, as the case may be, as Class III directors (or a comparable class of directors) or, if the Acquiror Board does not contain classes of directors, as directors; (iii) if the Panavision Holder Representative is not entitled to designate directors pursuant to clause (i) or (ii) of this Section 1(c) at any determination time and the Panavision Stockholders and their Affiliates, in the aggregate, beneficially own 7.50% or more of the issued and outstanding Acquiror Common Shares as of such time, then the Panavision Holder Representative shall have the right, but not the obligation, to designate up to two (2) individuals to be appointed or nominated, as the case may be, as Class III directors (or a comparable class of directors) or, if the Acquiror Board does not contain classes of directors, as directors; and (iv) if the Panavision Holder Representative is not entitled to designate directors pursuant to clause (i), (ii) or (iii) of this Section 1(c) as of any determination time and the Panavision Stockholders and their Affiliates, in the aggregate, beneficially own 5.00% or more of the issued and outstanding Acquiror Common Shares as of such time, then the Panavision Holder Representative shall have the right, but not the obligation, to designate one (1) individual to be appointed or nominated, as the case may be, as a Class III director (or a comparable class of directors) or, if the Acquiror Board does not contain classes of directors, as a director. For the avoidance of doubt, from and after the time that the Panavision Stockholders and their Affiliates, in the aggregate, beneficially own less than 5.00% of the issued and outstanding Acquiror Common Shares, the Panavision Holder Representative shall not have the right to designate any individual to be appointed or nominated, as the case may be, as a director of the Acquiror Board. For purposes of determining the percentage of the issued and outstanding Acquiror Common Shares owned by the Panavision Stockholders under this Section 1(c), all Contingent Shares (as defined in the Business Combination Agreement) shall be excluded from such calculation unless and until such Contingent Shares become vested in accordance with Section 3.16 of the Business Combination Agreement. Notwithstanding

anything to the contrary in this Agreement, if the Panavision Holder Representative is entitled to designate an additional individual to the Acquiror Board for appointment or nomination, as applicable, pursuant to clause (i) of this Section 1(c), then Acquiror and the Panavision Holder Representative shall agree as to, or failing agreement within three (3) Business Days the Panavision Holder Representative shall designate, a non-Saban Director (other than the Chief Executive Officer of Acquiror) to be removed from the Acquiror Board, and Acquiror shall promptly take all necessary actions in order for such non-Saban Director to be removed from the Acquiror Board, such director position to be filled with such individual in accordance with this Section 1(c) and for any adjustments to the classes of the directors to be made such that the individual appointed in accordance with this Section 1(c) is a Class III director or a Class II director, as applicable.

(d) If a vacancy on the Acquiror Board occurs because of the death, disability, disqualification, resignation, or removal of any Panavision Director, any Panavision Director ceases to be on the Acquiror Board for any other reason or the Panavision Holder Representative is entitled to designate an additional individual to the Acquiror Board for appointment or nomination pursuant to Section 1(c), the Panavision Holder Representative shall, so long as the Panavision Holder Representative is entitled to designate an individual to such director position for appointment or nomination, as applicable, pursuant to Section 1(c), be entitled to designate an individual to fill such director position by giving written notice to Acquiror, and Acquiror shall, within ten (10) days of such designation, take all necessary and desirable actions in order for such director position to be filled with such individual designated in writing pursuant to this Section 1(d). Notwithstanding anything to the contrary in this Agreement, the Business Combination Agreement or the Governing Documents of Acquiror, (i) subject to Section 1(e), neither the Acquiror Board nor any other Person (other than the Panavision Holder Representative pursuant to this Section 1(d)) may appoint, elect or designate any Person to fill any such director position unless, in the case of a vacant director position, the Panavision Holder Representative fails to designate a director to fill such director position pursuant to this Section 1(d) within thirty (30) days after such vacancy on the Acquiror Board occurs, in which case such vacant director position shall be filled by the remaining directors on the Acquiror Board in accordance with the Governing Documents of Acquiror with, unless the Panavision Holder Representative otherwise agrees in writing, an individual that qualifies as “independent” pursuant to the listing standards of Nasdaq, and (ii) in the event that the Panavision Stockholders and their Affiliates, in the aggregate, beneficially own less than an applicable ownership threshold of the issued and outstanding Acquiror Common Shares specified in Section 1(c), then the requisite number of Panavision Directors shall, upon request of a majority of the directors of the Acquiror Board (excluding the Panavision Directors), resign from the Acquiror Board pursuant to a director resignation letter, in a form to be mutually agreed by Acquiror, the Panavision Holder Representative and the Saban Sponsor prior to the Closing (the “Director Resignation Letter”), and, solely with respect to such resigning Panavision Director(s) and not any other then remaining Panavision Director(s) (if any), the provisions of this Section 1(d) shall not apply (provided that the foregoing does not limit, restrict or otherwise affect the ability of the Panavision Holder Representative to designate additional individuals to the Acquiror Board pursuant to Section 1(c) if an applicable ownership threshold is subsequently satisfied and that the Panavision Directors that will resign pursuant to this clause (ii) shall be determined by the Panavision Holder Representative).

(e) If an individual designated by the Panavision Holder Representative is not appointed, nominated or elected pursuant to Section 1(a), 1(b), 1(c) or 1(d) or this Section 1(e) because of such person’s death, disability, disqualification or withdrawal as a designee or nominee or for any other reason, then the Panavision Holder Representative shall be entitled to designate a replacement to fill such director position by giving written notice to Acquiror, and Acquiror will, within ten (10) days of such designation, take all necessary and desirable actions in order for such director position to be filled with such person designated in writing pursuant to this Section 1(e). Notwithstanding anything to the contrary in this Agreement, the Business Combination Agreement or the Governing Documents of Acquiror, neither the Acquiror Board nor any other Person (other than the Panavision Holder Representative pursuant to this Section 1(e)) may appoint, elect or designate any Person to fill any such director position unless, in the case of a vacant director position, the Panavision Holder Representative fails to designate a replacement director to fill such vacant director position pursuant to this Section 1(e) within thirty (30) days after such failure of appointment or election to the Acquiror Board occurs, in which case such vacant director position shall be filled by the remaining directors on the Acquiror Board in accordance with the Governing Documents of Acquiror with, unless the Panavision Holder Representative otherwise agrees in writing, an individual that qualifies as “independent” pursuant to the listing standards of Nasdaq.

(f) As promptly as reasonably practicable following the request of any Panavision Director, Acquiror shall enter into an indemnification agreement with such Panavision Director, in the form entered into with the other members of the Acquiror Board. Acquiror shall pay the reasonable, documented and out-of-pocket expenses incurred by any Panavision Director related to his or her service to Acquiror, including attending meetings of the Acquiror Board or any committee or sub-committee thereof (including, to the extent applicable, the Nominating Committee) or events attended on behalf of Acquiror or any of its Subsidiaries at Acquiror’s request.

(g) In accordance with the Bylaws, the Acquiror Board may from time to time by resolution establish and maintain one or more committees of the Acquiror Board, each committee to consist of one or more directors. Acquiror shall notify the Key Panavision Stockholders in writing of any committee (other than the Nominating Committee or the Compensation Committee) of the Acquiror Board to be established as promptly as practicable (but in any event at least five (5) Business Days) prior to the effective establishment of such committee. Without limiting the other rights of the Panavision Holder Representative and the Key Panavision Holders under this Agreement (including pursuant to Section 1(h) and Section 1(i)), if requested by the Panavision Holder Representative in writing, Acquiror shall promptly take all necessary and desirable actions to cause at least one (1) Panavision Director to be appointed as a member of each such committee (it being understood and agreed that, unless the Panavision Holder Representative otherwise agrees in writing, Craig Chobor shall be a member of the audit (or similar) committee of the Acquiror Board immediately after the Effective Time) unless such designation would violate any legal restriction on such committee’s composition or the rules and regulations of Nasdaq.

(h) At any time the Panavision Stockholders and their Affiliates, in the aggregate, beneficially own 5.00% or more of the issued and outstanding Acquiror Common Shares, if a vacancy on the Nominating Committee occurs because of the death, disability, disqualification, resignation or removal of a Panavision Director or any Panavision Director ceases to be on the Nominating Committee for any other reason (including the end of the term of such director), then the Panavision Holder Representative shall be entitled to designate a replacement to fill such vacant committee chairman position with another Panavision Director by giving written notice to Acquiror, and Acquiror will, within ten (10) days of such designation, take all necessary and desirable actions such that such vacant committee chairman position will be filled with such person. Notwithstanding anything to the contrary in this Agreement, the Business Combination Agreement, the Governing Documents of Acquiror or the Nominating Committee charter or any other similar applicable documents, (i) neither the Acquiror Board nor any other Person (other than the Panavision Holder Representative pursuant to this Section 1(h)) may appoint, elect or designate any Person to fill any such vacant committee chairman position unless the Panavision Holder Representative fails to designate a director to fill such vacant committee chairman position pursuant to this Section 1(h) within the later of (A) forty-five (45) days after such vacancy on the Nominating Committee occurs and (B) the date on which a Panavision Director is appointed pursuant to Sections 1(d) or 1(e), as applicable, in which case such vacant committee chairman position shall be filled with a then-remaining Panavision Director or, if no Panavision Director is then serving on the Acquiror Board, in accordance with the Governing Documents of Acquiror and the Nominating Committee charter or other applicable documents, and (ii) in the event that any action or meeting of the Nominating Committee occurs prior to the designation of a Person to fill such vacant committee chairman position pursuant to this Section 1(h), then, so long as any Panavision Director is then serving on the Acquiror Board, at least one (1) Panavision Director shall be entitled to participate in such action or meeting and such other rights (including any notice or similar rights) as if a member of the Nominating Committee.

(i) At any time the Panavision Stockholders and their Affiliates, in the aggregate, beneficially own 5.00% or more of the issued and outstanding Acquiror Common Shares, if a vacancy on the Compensation Committee occurs because of the death, disability, disqualification, resignation or removal of a Panavision Director or any Panavision Director ceases to be on the Compensation Committee for any other reason (including the end of the term of such director), then the Panavision Holder Representative shall be entitled to designate a replacement to fill such vacant committee position with another Panavision Director by giving written notice to Acquiror, and Acquiror will, within ten (10) days of such designation, take all necessary and desirable actions such that such vacant committee position will be filled with such person. Notwithstanding anything to the contrary in this Agreement, the Business Combination Agreement, the Governing Documents of Acquiror or the Compensation Committee charter or any other similar applicable documents, (i) neither the Acquiror Board nor any other Person (other than the Panavision Holder Representative pursuant to this Section 1(i)) may appoint, elect or designate any Person to fill any such vacant committee position unless the Panavision Holder Representative fails to designate a director to fill such vacant committee position pursuant to this Section 1(i) within the later of (A) forty-five (45) days after such vacancy on the Compensation Committee occurs and (B) the date on which a Panavision Director is appointed pursuant to Sections 1(d) or 1(e), as applicable, in which case such vacant committee position shall be filled with a then-remaining Panavision Director or, if no Panavision Director is then serving on the Acquiror Board, in accordance with the Governing Documents of Acquiror and the Compensation Committee charter or other applicable documents, and (ii) in the event that any action or meeting of the Compensation Committee occurs prior to the designation of a Person to fill such vacant committee position pursuant to this Section 1(i), then, so long as any Panavision Director is then serving on the Acquiror Board, at least one (1) Panavision Director shall be entitled to participate in such action or meeting and such other rights (including any notice or similar rights) as if a member of the Compensation Committee.

(j) For so long as any Panavision Director serves as a director of Acquiror, Acquiror shall not amend, alter or repeal any right to indemnification or exculpation covering or benefiting any director designated pursuant to this Agreement as and to the extent consistent with applicable law, including but not limited to Article Sixth of the Certificate of Incorporation and Article VII of the Bylaws (whether such right is contained in the Certificate of Incorporation, the Bylaws or another document) (except to the extent such amendment or alteration permits Acquiror to provide broader indemnification or exculpation rights on a retroactive basis than permitted prior thereto).

(k) Subject to compliance with the listing standards of Nasdaq, the Panavision Directors may, but do not need to, qualify as “independent” pursuant to the listing standards of Nasdaq. Unless otherwise agreed in writing by the Panavision Holder Representative, all other directors of the Acquiror Board (other than the Chief Executive Officer of Acquiror and the Saban Directors) shall qualify as “independent” pursuant to the listing standards of Nasdaq.

(l) At any time the Panavision Stockholders and their Affiliates, in the aggregate, beneficially own 5.00% or more of the issued and outstanding Acquiror Common Shares, (i) if the Cerberus Holders and their Affiliates, in the aggregate, beneficially own at least 2.00% of the issued and outstanding Acquiror Common Shares, then the Cerberus Holders and their Affiliates that beneficially own a majority of the Acquiror Common Shares beneficially owned by the Cerberus Holders and their Affiliates as of such time (the “Majority Cerberus Holders”) shall be entitled to appoint one (1) individual that is a Cerberus Related Person (a “Cerberus Board Observer”) who shall be entitled to attend all meetings of the Acquiror Board in a non-voting capacity by giving written notice to the Acquiror Board, and (ii) if the Solus Holders and their Affiliates, in the aggregate, beneficially own at least 2.00% of the issued and outstanding Acquiror Common Shares, then the Solus Holders and their Affiliates that beneficially own a majority of the Acquiror Common Shares beneficially owned by the Solus Holders and their Affiliates as of such time (the “Majority Solus Holders”) shall be entitled to appoint one (1) individual that is a Solus Related Person (a “Solus Board Observer”, and together with the Cerberus Board Observer, collectively, the “Board Observers”) who shall be entitled to attend all meetings of the Acquiror Board in a non-voting capacity by giving written notice to the Acquiror Board. Acquiror shall simultaneously give the Board Observers copies of all notices, consents, minutes and other materials (financial or otherwise), which Acquiror provides to the Acquiror Board; provided, however, that (A) if a Board Observer has not, upon the request of Acquiror, before receiving such information, executed and delivered to Acquiror an agreement to abide by all Acquiror policies applicable to members of the Acquiror Board and a confidentiality agreement reasonably acceptable to Acquiror (it being understood and agreed that any Board Observer shall not be required to execute and deliver more than one agreement to abide by all Acquiror policies applicable to members of the Acquiror Board or more than one confidentiality agreement pursuant to this proviso, except to the extent that any such agreement is being updated or replaced for members of the Acquiror Board), such Board Observer may be excluded from access to any information if the Acquiror Board determines in good faith that such exclusion is reasonably necessary to protect confidential proprietary information of Acquiror or confidential proprietary information of third parties that Acquiror is required to hold in confidence, or for other similar reasons, and (B) the Acquiror Board shall have the right to withhold any information or exclude a Board Observer from any such meeting or any portion thereof if on the advice of counsel, access to such information or attendance at, or such portion of, the meeting would reasonably be expected to result in the loss of attorney-client or similar privilege, and a Board Observer shall not be entitled to receive, and Acquiror may screen a Board Observer from, information to the extent related to any matter that is reasonably expected to involve a conflict of interest between Acquiror and/or one or more of its Subsidiaries, on the one hand, and the Panavision Holder Representative, Cerberus, Solus or one of their respective Affiliates, as applicable, on the other hand, due to such Persons being on opposite sides of such dispute, transaction or contract negotiation, amendment or modification or other situation. A Cerberus Board Observer may be removed and/or, subject to the ownership thresholds required to appoint a Cerberus Board Observer pursuant to this Section 1(l), replaced at any time by the Majority Cerberus Holders by giving written notice to the Acquiror Board of the same, and a Solus Board Observer may be removed and/or, subject to the ownership thresholds required to appoint a Solus Board Observer pursuant to this Section 1(l), replaced at any time by the Majority Solus Holders by giving written notice to the Acquiror Board of the same.

Section 2. Saban Directors.

(a) At least two (2) Business Days prior to the filing with the SEC of the Shareholder Meeting Proxy Statement pursuant to Section 10.1(a)(ii) of the Business Combination Agreement, the Saban Sponsor shall specify in writing to Acquiror and the Panavision Holder Representative (i) one (1) individual to serve as a Class II director of the Acquiror and one (1) individual to serve as a Class III director of the Acquiror Board (if the Panavision Holder Representative is entitled to designate two (2) Initial Panavision Designees) or two (2) individuals to serve as Class II directors (if the Panavision Holder Representative is entitled to designate three (3) or four (4) Initial Panavision Designees) of the Acquiror Board, in each case, immediately following the Effective Time (the “Designated Initial Saban Designees”), (ii) the Designated Initial Saban Designee that will serve as a member of the Nominating Committee and (iii) the Designated Initial Saban Designee that will serve as a member of the Compensation Committee (it being understood and agreed that if the Saban Sponsor does not specify in writing the Designated Initial Saban Designees pursuant to this Section 2(a), then (x) the Class III director and Class II director or (y) Class II directors, as applicable, that the Saban Sponsor is entitled to designate and appoint to the Acquiror Board immediately following the Effective Time (as determined pursuant to Section 2(c)) shall be the individuals set forth on Schedule IV). The directors of the Acquiror Board designated pursuant to this Section 2(a) shall be referred to as the “Initial Saban Designees”.

(b) At and prior to the Effective Time, Acquiror shall take all necessary and desirable actions such that, immediately following the Effective Time, (i) if the Panavision Holder Representative is entitled to designate two (2) directors to the Acquiror Board pursuant to Section 1(c) immediately after the Effective Time, one of the Initial Saban Designees determined pursuant to Section 2(a) is a Class III director of Acquiror with a term ending at the 2022 annual meeting of Acquiror’s stockholders and one of the Initial Saban Designees determined pursuant to Section 2(a) is a Class II director of Acquiror with a term ending at the 2021 annual meeting of Acquiror’s stockholders, (ii) if the Panavision Holder Representative is entitled to designate three (3) or four (4) directors to the Acquiror Board pursuant to Section 1(c) immediately after the Effective Time, each of the Initial Saban Designees determined pursuant to Section 2(a) is a Class II director of Acquiror with a term ending at the 2021 annual meeting of Acquiror’s stockholders, (iii) the applicable Initial Saban Designee determined pursuant to Section 2(a) is a member of the Nominating Committee and (iv) the applicable Initial Saban Designee determined pursuant to Section 2(a) is a member of the Compensation Committee.

(c) Upon the terms and subject to the conditions of this Agreement, from and after the Effective Time, Acquiror will take all necessary and desirable actions within its control (including, without limitation, calling special meetings of the Acquiror Board and the stockholders and recommending, supporting and soliciting proxies), such that (i) from and after any time that the Saban Sponsor and its Affiliates, in the aggregate, beneficially own 7.50% or more of the issued and outstanding Acquiror Common Shares, the Saban Sponsor shall have the right, but not the obligation, (A) if the Panavision Holder Representative is, as of such time, entitled to designate less than three (3) individuals to the Acquiror Board pursuant to Section 1(c), to designate up to one (1) individual to be appointed or nominated, as the case may be, as a Class III director (or a comparable class of directors) and one (1) individual to be appointed or nominated, as the case may be, as a Class II director (or a comparable class of directors) or, if the Acquiror Board does not contain classes of directors, two (2) individuals to be appointed or nominated, as the case may be, as directors or (B) if the Panavision Holder Representative is, as of such time or immediately following the Effective Time, entitled to designate three (3) or more individuals to the Acquiror Board pursuant to Section 1(c), to designate up to two (2) individuals to be appointed or nominated, as the case may be, as Class II directors (or a comparable class of directors) or, if the Acquiror Board does not contain classes of directors, as directors; and (ii) if the Saban Sponsor is not entitled to designate directors pursuant to clause (i) of this Section 2(c) at any determination time that the Saban Sponsor and its Affiliates, in the aggregate, beneficially own 5.00% or more of the issued and outstanding Acquiror Common Shares as of such time, then the Saban Sponsor shall have the right, but not the obligation, to designate one (1) individual to be appointed or nominated, as the case may be, as a Class II director (or a comparable class of directors) or, if the Acquiror Board does not contain classes of directors, as a director. For the avoidance of doubt, from and after the time that the Saban Sponsor and its Affiliates, in the aggregate, beneficially own less than 5.00% of the issued and outstanding Acquiror Common Shares, the Saban Sponsor shall not have the right to designate any individual to be appointed or nominated, as the case may be, as a director of the Acquiror Board. For purposes of determining the percentage of the issued and outstanding Acquiror Common Shares owned by the Saban Sponsor and its Affiliates under this Section 2(c), all Contingent Shares (as defined in the Business Combination Agreement) shall be excluded from such calculation unless and until such Contingent Shares become vested in accordance with Section 3.16 of the Business Combination Agreement. Notwithstanding anything to the contrary in this Agreement, if the Saban Sponsor is entitled to designate an additional individual to the Acquiror Board for appointment or nomination, as applicable, pursuant to this Section 2(c), then Acquiror and the Saban Sponsor shall agree as to, or failing agreement within three (3) Business Days the Saban Sponsor shall designate, a non-Panavision Director (other than the Chief Executive Officer of Acquiror) to be removed from the Acquiror Board, and Acquiror shall promptly take all necessary actions in order for such non-Panavision Director to be removed from the Acquiror Board, such director position to be filled with such individual in accordance with this Section 2(c) and for any adjustments to the classes of the directors to be made such that the individual appointed in accordance with this Section 2(c) is a Class III director or Class II director, as applicable.

(d) If a vacancy on the Acquiror Board occurs because of the death, disability, disqualification, resignation, or removal of any Saban Director or any Saban Director ceases to be on the Acquiror Board for any other reason, the Saban Sponsor shall, so long as the Saban Sponsor is entitled to designate an individual to such director position for appointment or nomination, as applicable, pursuant to Section 2(c), be entitled to designate an individual to fill such director position by giving written notice to Acquiror, and Acquiror shall, within ten (10) days of such designation, take all necessary and desirable actions in order for such director position to be filled with such individual designated in writing pursuant to this Section 2(d). Notwithstanding anything to the contrary in this Agreement, the Business Combination Agreement or the Governing Documents of Acquiror, (i) subject to Section 2(e), neither the Acquiror Board nor any other Person (other than the Saban Sponsor pursuant to this Section 2(d)) may appoint, elect or designate any Person to fill any such director position unless, in the case of a vacant director position, the Saban Sponsor fails to designate a director to fill such director position pursuant to this Section 2(d) within thirty (30) days after such vacancy on the Acquiror Board occurs, in which case such vacant director position shall be filled by the remaining directors on the Acquiror Board in accordance with the Governing Documents of Acquiror with, unless the Panavision Holder Representative otherwise agrees in writing, an individual that qualifies as “independent” pursuant to the listing standards of Nasdaq, and (ii) in the event that the Saban Sponsor and its Affiliates, in the aggregate, beneficially own less than an applicable ownership threshold of the issued and outstanding Acquiror Common Shares specified in Section 2(c), then the requisite number of Saban Directors shall, upon request of a majority of the directors of the Acquiror Board (excluding the Saban Directors), resign from the Acquiror Board pursuant to a Director Resignation Letter and, solely with respect to such resigning Saban Director(s) and not the other then remaining Saban Director (if any), the provisions of this Section 2(d) shall not apply (provided that the foregoing does not limit, restrict or otherwise affect the ability of the Saban Sponsor to designate additional individuals to the Acquiror Board pursuant to Section 2(c) if an applicable ownership threshold is subsequently satisfied and that the Saban Directors that will resign pursuant to this clause (ii) shall be determined by the Saban Sponsor).

(e) If an individual designated by the Saban Sponsor is not appointed, nominated or elected pursuant to Section 2(a), 2(b), 2(c) or 2(d) or this Section 2(e) because of such person’s death, disability, disqualification or withdrawal as a designee or nominee or for any other reason, then the Saban Sponsor shall be entitled to designate a replacement to fill such director position by giving written notice to Acquiror, and Acquiror will, within ten (10) days of such designation, take all necessary and desirable actions in order for such director position to be filled with such person designated in writing pursuant to this Section 2(e). Notwithstanding anything to the contrary in this Agreement, the Business Combination Agreement or the Governing Documents of Acquiror, neither the Acquiror Board nor any other Person (other than the Saban Sponsor pursuant to this Section 2(e)) may appoint, elect or designate any Person to fill any such director position unless, in the case of a vacant director position, the Saban Sponsor fails to designate a director to fill such vacant director position pursuant to this Section 2(e) within thirty (30) days after such failure of appointment or election to the Acquiror Board occurs, in which case such vacant director position shall be filled by the remaining directors on the Acquiror Board in accordance with the Governing Documents of Acquiror with, unless the Panavision Holder Representative otherwise agrees in writing, an individual that qualifies as “independent” pursuant to the listing standards of Nasdaq.

(f) As promptly as reasonably practicable following the request of any Saban Director, Acquiror shall enter into an indemnification agreement with such Saban Director, in the form entered into with the other members of the Acquiror Board. Acquiror shall pay the reasonable, documented and out-of-pocket expenses incurred by any Saban Director related to his or her service to Acquiror, including attending meetings of the Acquiror Board or any committee or sub-committee thereof (including, to the extent applicable, the Nominating Committee) or events attended on behalf of Acquiror or any of its Subsidiaries at Acquiror’s request.

(g) In accordance with the Bylaws, the Acquiror Board may from time to time by resolution establish and maintain one or more committees of the Acquiror Board, each committee to consist of one or more directors. Acquiror shall notify the Saban Sponsor in writing of any committee (other than the Nominating Committee or the Compensation Committee) of the Acquiror Board to be established at least fifteen (15) days prior to the effective establishment of such committee. Without limiting the other rights of the Saban Sponsor under this Agreement (including pursuant to Section 2(h) and Section 2(i)), if requested by the Saban Sponsor in writing, Acquiror shall promptly take all necessary and desirable actions to cause at least one (1) Saban Director to be appointed as a member of each such committee unless such designation would violate any legal restriction on such committee’s composition or the rules and regulations of Nasdaq.

(h) At any time the Saban Sponsor and its Affiliates, in the aggregate, beneficially own 5.00% or more of the issued and outstanding Acquiror Common Shares, if a vacancy on the Nominating Committee occurs because of the death, disability, disqualification, resignation or removal of a Saban Director or any Saban Director ceases to be on the Nominating Committee for any other reason (including the end of the term of such director), then the Saban Sponsor shall be entitled to designate a replacement to fill such vacant committee position with another Saban Director by giving written notice to Acquiror, and Acquiror will, within ten (10) days of such designation, take all necessary and desirable actions such that such vacant committee position will be filled with such person. Notwithstanding anything to the contrary in this Agreement, the Business Combination Agreement, the Governing Documents of Acquiror or the Nominating Committee charter or any other similar applicable documents, (i) neither the Acquiror Board nor any other Person (other than the Saban Sponsor pursuant to this Section 2(h)) may appoint, elect or designate any Person to fill any such vacant committee position unless the Saban Sponsor fails to designate a director to fill such vacant committee position pursuant to this Section 2(h) within the later of (A) forty-five (45) days after such vacancy on the Nominating Committee occurs and (B) the date on which a Saban Director is appointed pursuant to Sections 2(d) and 2(e), in which case such vacant committee position shall be filled with the then-remaining Saban Director or, if no Saban Director is then serving on the Acquiror Board, in accordance with the Governing Documents of Acquiror and the Nominating Committee charter or other applicable documents, and (ii) in the event that any action or meeting of the Nominating Committee occurs prior to the designation of a Person to fill such vacant committee position pursuant to this Section 2(h), then, so long as any Saban Director is then serving on the Acquiror Board, at least one (1) Saban Director shall be entitled to participate in such action or meeting and such other rights (including any notice or similar rights) as if a member of the Nominating Committee.

(i) At any time the Saban Sponsor and its Affiliates, in the aggregate, beneficially own 5.00% or more of the issued and outstanding Acquiror Common Shares, if a vacancy on the Compensation Committee occurs because of the death, disability, disqualification, resignation or removal of a Saban Director or any Saban Director ceases to be on the Compensation Committee for any other reason (including the end of the term of such director), then the Saban Sponsor shall be entitled to designate a replacement to fill such vacant committee position with another Saban Director by giving written notice to Acquiror, and Acquiror will, within ten (10) days of such designation, take all necessary and desirable actions such that such vacant committee position will be filled with such person. Notwithstanding anything to the contrary in this Agreement, the Business Combination Agreement, the Governing Documents of Acquiror or the Compensation Committee charter or any other similar applicable documents, (i) neither the Acquiror Board nor any other Person (other than the Saban Sponsor pursuant to this Section 2(i)) may appoint, elect or designate any Person to fill any such vacant committee position unless the Saban Sponsor fails to designate a director to fill such vacant committee position pursuant to this Section 2(i) within the later of (A) forty-five (45) days after such vacancy on the Compensation Committee occurs and (B) the date on which a Saban Director is appointed pursuant to Sections 2(d) and 2(e), in which case such vacant committee position shall be filled with a then-remaining Saban Director or, if no Saban Director is then serving on the Acquiror Board, in accordance with the Governing Documents of Acquiror and the Compensation Committee charter or other applicable documents, and (ii) in the event that any action or meeting of the Compensation Committee occurs prior to the designation of a Person to fill such vacant committee position pursuant to this Section 2(i), then, so long as any Saban Director is then serving on the Acquiror Board, at least one (1) Saban Director shall be entitled to participate in such action or meeting and such other rights (including any notice or similar rights) as if a member of the Compensation Committee.

(j) For so long as any Saban Director serves as a director of Acquiror, Acquiror shall not amend, alter or repeal any right to indemnification or exculpation covering or benefiting any director designated pursuant to this Agreement as and to the extent consistent with applicable law, including but not limited to Article Sixth of the Certificate of Incorporation and Article VII of the Bylaws of Acquiror (whether such right is contained in the Certificate of Incorporation, the Bylaws or another document) (except to the extent such amendment or alteration permits Acquiror to provide broader indemnification or exculpation rights on a retroactive basis than permitted prior thereto).

(k) Subject to compliance with the listing standards of Nasdaq, the Saban Directors may, but do not need to, qualify as “independent” pursuant to the listing standards of Nasdaq. Unless otherwise agreed in writing by the Saban Sponsor, all other directors of the Acquiror Board (other than the Chief Executive Officer of Acquiror and the Panavision Directors) shall qualify as “independent” pursuant to the listing standards of Nasdaq.

Section 3. Independent Directors. At least two (2) Business Days prior to the filing with the SEC of the Shareholder Meeting Proxy Statement pursuant to Section 10.1(a)(ii) of the Business Combination Agreement, the Panavision Holder Representative and the Saban Sponsor collectively shall specify in writing to Acquiror the mutually agreed upon individuals to serve as the Designated Independent Directors immediately following the Effective Time.

Section 4. Panavision Stockholders Standstill.

(a) Subject to Sections 4(b), 4(c) and 4(d), from and after the Effective Time, each of the Key Panavision Stockholders agrees that it shall not, directly or indirectly, alone or in concert with others, without the prior written consent of Acquiror and the Saban Sponsor:

(i) engage in any “solicitation” of “proxies” (as such terms are used in Regulation 14 of the Exchange Act) to vote or consents to vote, or seek to advise or influence any Person with respect to the voting of, any voting securities of Acquiror or any of its Subsidiaries in opposition of any individual nominated or designated for appointment or election to the Acquiror Board by the Saban Sponsor pursuant to this Agreement or otherwise in opposition of any Saban Director (including by “solicitation” of “proxies” in favor of any opposing nominee of any such individual);

(ii) form, join or in any way participate in a “group” (as defined in Section 13(d)(3) of the Exchange Act) in connection with any action contemplated by clause (i) of this Section 4(a);

(iii) enter into any arrangements, understanding or agreements (whether written or oral) with, or advise, finance, assist or knowingly encourage, any other Person in connection with any of the foregoing;

(iv) make any public disclosure inconsistent with clauses (i) through (iii) of this Section 4(a), or take any action that would reasonably be expected to require Acquiror to make any public disclosure with respect to the matters set forth in clauses (i) through (iii) of this Section 4(a); or

(v) take any action challenging the validity or enforceability of this Section 4.

(b) Notwithstanding anything herein to the contrary, nothing in this Section 4 or elsewhere in this Agreement shall be deemed to in any way restrict, limit or prevent (i) any Key Panavision Stockholder, any of its Affiliates or any of their respective agents or representatives from, directly or indirectly, discussing any matter (including a Company Sale) with Acquiror, the Acquiror Board (or any of its members) or any member of Acquiror’s or any of its Subsidiaries’ management or exercising its voting rights with respect to any matter brought before the stockholders of Acquiror or any of its Subsidiaries in any manner it chooses, (ii) any Key Panavision Stockholder, any of its Affiliates or any of their respective agents or representatives from, directly or indirectly, negotiating, entering into an agreement with respect to, or consummating, a Company Sale (including as to the composition of the Acquiror Board in connection with any such Company Sale), (iii) the Key Panavision Stockholders or their Affiliates from (A) bringing litigation to enforce the provisions of this Agreement, the Business

Combination Agreement or the Governing Documents of Acquiror or (B) making counterclaims with respect to any proceeding initiated by, or on behalf of, Acquiror against any Panavision Stockholder with respect to this Agreement, the Business Combination Agreement or the Governing Documents of Acquiror, or (iv) any Panavision Director from taking any action consistent with such director’s fiduciary duties under applicable law in connection with such role.

(c) Notwithstanding anything in this Agreement to the contrary, the provisions of Section 4(a) shall be suspended if:

(i) any Person or “group” (as defined in Section 13(d)(3) of the Exchange Act): (A) executes a definitive agreement with Acquiror providing for (or the Acquiror Board approves) a transaction or series of related transactions involving a Company Sale, provided that Section 4(a) will be reinstated if Acquiror publicly states that any such process has been irrevocably terminated; (B) commences, or announces an intention to commence, a tender offer or exchange offer that, if consummated, would result in the acquisition of beneficial ownership of more than 50.00% of Acquiror’s issued and outstanding voting securities and, in the case of this clause (B), the Acquiror Board recommends, or publicly discloses an intention to recommend, that Acquiror’s shareholders tender their Acquiror Common Shares into such offer or fails to recommend against its shareholders tendering their Acquiror Common Shares into such offer within ten (10) Business Days after the commencement of such offer or at any time thereafter at which it publicly takes a position with respect to such offer, provided that Section 4(a) will be reinstated if any such tender offer or exchange offer is irrevocably withdrawn or terminated; or (C) commences any “solicitation” of “proxies” (as such terms are defined in the rules of the SEC) to elect and/or remove a majority of the Acquiror Board, provided that Section 4(a) will be reinstated if any such solicitation is irrevocably terminated; or

(ii) Acquiror publicly discloses that it has authorized a process for the solicitation of offers or indications of interest with respect to a Company Sale, and fails to invite the Key Panavision Stockholders to participate in the process on substantially the same terms as apply to other participants, provided that Section 4(a) will be reinstated if Acquiror publicly states that any such process has been irrevocably terminated.

(d) The provisions set forth in this Section 4 shall be effective subject to, and conditioned upon, the occurrence of the Effective Time and shall remain in full force and effect for the period commencing at the Effective Time and ending on the earliest to occur of: (i) the date on which the Saban Sponsor and its Affiliates, in the aggregate, beneficially own less than 5.00% of the issued and outstanding Acquiror Common Shares; (ii) the date on which the Panavision Holder Representative no longer has the right to designate any Panavision Director to the Acquiror Board pursuant to this Agreement; (iii) written notice by the Panavision Holder Representative in the event that Acquiror fails to comply in any material respect with Section 1 or, to the extent applicable, Section 7 or the Saban Sponsor fails to comply in any material respect with Section 5; and (iv) the mutual written consent of the Panavision Holder Representative and the Saban Sponsor to terminate this Section 4.

Section 5. Saban Sponsor Standstill.

(a) Subject to Sections 5(b), 5(c) and 5(d), from and after the Effective Time, each of the Saban Sponsor and Saban Sponsor II agrees that it shall not, directly or indirectly, alone or in concert with others, without the prior written consent of Acquiror and the Panavision Holder Representative:

(i) engage in any “solicitation” of “proxies” (as such terms are used in Regulation 14 of the Exchange Act) to vote or consents to vote, or seek to advise or influence any Person with respect to the voting of, any voting securities of Acquiror or any of its Subsidiaries in opposition of any individual nominated or designated for appointment or election to the Acquiror Board by the Panavision Holder Representative pursuant to this Agreement or otherwise in opposition of any Panavision Director (including by “solicitation” of “proxies” in favor of any opposing nominee of any such individual);

(ii) form, join or in any way participate in a “group” (as defined in Section 13(d)(3) of the Exchange Act) in connection with any action contemplated by clause (i) of this Section 5(a);

(iii) enter into any arrangements, understanding or agreements (whether written or oral) with, or advise, finance, assist or knowingly encourage, any other Person in connection with any of the foregoing;

(iv) make any public disclosure inconsistent with clauses (i) through (iii) of this Section 5(a), or take any action that would reasonably be expected to require Acquiror to make any public disclosure with respect to the matters set forth in clauses (i) through (iii) of this Section 5(a); or

(v) take any action challenging the validity or enforceability of this Section 5.

(b) Notwithstanding anything herein to the contrary, nothing in this Section 5 or elsewhere in this Agreement shall be deemed to in any way restrict, limit or prevent (i) the Saban Sponsor, any of its Affiliates (including Saban Sponsor II) or any of their respective agents or representatives from, directly or indirectly, discussing any matter (including a Company Sale) with Acquiror, the Acquiror Board (or any of its members) or any member of Acquiror’s or any of its Subsidiaries’ management or exercising its voting rights with respect to any matter brought before the stockholders of Acquiror or any of its Subsidiaries in any manner it chooses, (ii) subject to Section 7, the Saban Sponsor, any of its Affiliates (including Saban Sponsor II) or any of their respective agents or representatives from, directly or indirectly, negotiating, entering into an agreement with respect to, or consummating, a Company Sale (including as to the composition of the Acquiror Board in connection with any such Company Sale), (iii) the Saban Sponsor or its Affiliates (including Saban Sponsor II) from (A) bringing litigation to enforce the provisions of this Agreement, the Business Combination Agreement or the Governing Documents of Acquiror or (B) making counterclaims with respect to any proceeding initiated by, or on behalf of, Acquiror against the Saban Sponsor with respect to this Agreement, the Business Combination Agreement or the Governing Documents of Acquiror, or (iv) any Saban Director from taking any action consistent with such director’s fiduciary duties under applicable law in connection with such role.

(c) Notwithstanding anything in this Agreement to the contrary, the provisions of Section 5(a) shall be suspended if:

(i) any Person or “group” (as defined in Section 13(d)(3) of the Exchange Act): (A) executes a definitive agreement with Acquiror providing for (or the Acquiror Board approves) a transaction or series of related transactions involving a Company Sale, provided that Section 5(a) will be reinstated if Acquiror publicly states that any such process has been irrevocably terminated; (B) commences, or announces an intention to commence, a tender offer or exchange offer that, if consummated, would result in the acquisition of beneficial ownership of more than 50.00% of Acquiror’s issued and outstanding voting securities and, in the case of this clause (B), the Acquiror Board recommends, or publicly discloses an intention to recommend, that Acquiror’s shareholders tender their Acquiror Common Shares into such offer or fails to recommend against its shareholders tendering their Acquiror Common Shares into such offer within ten (10) Business Days after the commencement of such offer or at any time thereafter at which it publicly takes a position with respect to such offer, provided that Section 5(a) will be reinstated if any such tender offer or exchange offer is irrevocably withdrawn or terminated; or (C) commences any “solicitation” of “proxies” (as such terms are defined in the rules of the SEC) to elect and/or remove a majority of the Acquiror Board, provided that Section 5(a) will be reinstated if any such solicitation is irrevocably terminated; or

(ii) Acquiror publicly discloses that it has authorized a process for the solicitation of offers or indications of interest with respect to a Company Sale, and fails to invite the Saban Sponsor to participate in the process on substantially the same terms as apply to other participants, provided that Section 5(a) will be reinstated if Acquiror publicly states that any such process has been irrevocably terminated.

(d) The provisions set forth in this Section 5 shall be effective subject to, and conditioned upon, the occurrence of the Effective Time and shall remain in full force and effect for the period commencing at the Effective Time and ending on the earliest to occur of: (i) the date on which the Panavision Stockholders and their Affiliates, in the aggregate, beneficially own less than 5.00% of the issued and outstanding Acquiror Common Shares; (ii) the date on which the Saban Sponsor no longer has the right to designate any Saban Director to the Acquiror Board pursuant to this Agreement; (iii) written notice by the Saban Sponsor in the event that Acquiror fails to comply in any material respect with Section 2 or, to the extent applicable, Section 8 or the Key Panavision Stockholders fail to comply in any material respect with Section 4; and (iv) the mutual written consent of the Panavision Holder Representative and the Saban Sponsor to terminate this Section 5.

Section 6. Chair of the Board. The individual who initially will serve as the chair of the Acquiror Board (the “Chair of the Board”) shall be Kimberly Snyder. If a vacancy in the role of Chair of the Board occurs because of the death, disability, disqualification, resignation or removal of any such Chair of the Board, then, (a) so long as (i) the Panavision Holder Representative is entitled to designate an individual to a director position pursuant to Section 1(c)(ii) and (ii) the Saban Sponsor is entitled to designate an individual to a director position pursuant to Section 2(c)(ii), the Panavision Holder Representative and the Saban Sponsor shall mutually agree on the replacement Chair of the Board and the Acquiror Board shall elect the replacement Chair of the Board in accordance with the Governing Documents of Acquiror;

provided, that if the Panavision Holder Representative and the Saban Sponsor fail to mutually agree on such replacement Chair of the Board within one week of such vacancy, a majority of the Acquiror Board shall elect the replacement Chair of the Board from the then current members of the Acquiror Board; and (b) in all other cases, a majority of the Acquiror Board shall elect the replacement Chair of the Board in accordance with the Governing Documents of Acquiror.

Section 7. Actions Requiring Special Approval of the Panavision Holder Representative.

(a) From and after the Effective Time at any time that the Panavision Stockholders and their Affiliates beneficially own, in the aggregate, at least 5.00% of the issued and outstanding Acquiror Common Shares, Acquiror shall not, and shall cause each of its Subsidiaries not to, in each case, without the prior written consent of the Panavision Holder Representative, except in connection with a Company Sale:

(i) amend, waive, rescind or otherwise modify any provision of the Governing Documents of Acquiror or any of its Subsidiaries in a manner that adversely affects any of the express rights of the Panavision Stockholders or the Panavision Holder Representative under the Governing Documents of Acquiror or this Agreement or any of the covenants, agreements or obligations of Acquiror or the Saban Sponsor under this Agreement;

(ii) liquidate or dissolve, except (A) in connection with a reorganization, restructuring or similar transaction or series of related transactions approved by the Acquiror Board that is consummated in a manner that preserves in all material respects the same rights and obligations immediately following such transaction or series of related transactions as the parties hereto had under this Agreement immediately prior to such transaction or series of related transactions or (B) for the liquidation or dissolution of any Subsidiary that does not affect the rights and obligations of the parties hereto under this Agreement;

(iii) enter into or consummate, directly or indirectly, any transaction or agreement with (A) any Affiliate of Acquiror (other than, in the case of Acquiror, any of its Subsidiaries or, in the case of any Subsidiary of Acquiror, Acquiror or another Subsidiary of Acquiror), (B) the Saban Sponsor or any of its Affiliates, (C) any Person that is part of a “group” that beneficially owns at least 5.00% of the issued and outstanding Acquiror Common Shares, (D) any Representative of any Person described in the foregoing clauses (A) through (C) and (E) any parent, child, sibling or spouse who resides with, or is a dependent of, any Person described in the foregoing clauses (A) through (D), in each case other than (x) those transactions entered into on arm’s-length terms that are approved in accordance with Acquiror’s “Related Party Policy” or such successor policy, (y) (1) transactions expressly permitted or required by this Agreement, the Business Combination Agreement or any of the Ancillary Agreements, (2) ordinary course director compensation and expense reimbursement as permitted by the Governing Documents of Acquiror or any of its Subsidiaries and this Agreement, (3) officer compensation approved by the Compensation Committee and (4) director and officer indemnification agreements and the rights of indemnification and exculpation provided to directors and officers pursuant to the Governing Documents of Acquiror or any of its Subsidiaries or the Business Combination Agreement and (z) any agreement with Solus Alternative Asset Management LP or any of its Affiliates in connection with, or related to, the Debt Financing (including the Debt Commitment Letter, the Debt Documents and any agreements or contracts entered into after the date hereof in connection with any of the foregoing); or

(iv) (A) except for any increase to the size of the Acquiror Board that is approved by the Acquiror Board in connection with an acquisition of any Person or any assets, properties or rights of any Person (provided that any such increase shall not otherwise affect the rights and obligations of the parties hereto under this Agreement), increase or decrease the size of the Acquiror Board or (B) except as required by this Agreement, change the classes on which the Acquiror Board members serve.

(b) In addition to the rights granted pursuant to Section 7(a), from and after the Effective Time at any time that the Panavision Stockholders and their Affiliates beneficially own, in the aggregate, at least 20.00% of the Acquiror Common Shares until such time that the Panavision Stockholders and their Affiliates beneficially own, in the aggregate, at least 10.00% of the issued and outstanding Acquiror Common Shares, Acquiror shall not, and shall cause each of its Subsidiaries not to, in each case, without the prior written consent of the Panavision Holder Representative, except in connection with a Company Sale:

(i) issue (by reclassification or otherwise) or enter into any agreement providing for the issuance (contingent or otherwise) of any new class or series of Equity Securities (including any notes or debt securities convertible into or exchangeable for any Equity Securities) that is senior in ranking to the Acquiror Common Shares;

(ii) except as may be required to give effect to any changes contemplated by Section 7(a)(iv), enter into any equityholders, voting or similar agreement relating to or affecting the ownership or voting of the Equity Securities of Acquiror or the governance of Acquiror; or

(iii) issue Equity Securities to employees of Acquiror and its Subsidiaries in an amount that is in excess of 7.00% of the fully diluted capital stock of Acquiror during any five (5)-year period commencing after the Effective Time.

(c) In addition to the rights granted pursuant to Sections 7(a) and 7(b), from and after the Effective Time at any time that the Panavision Stockholders and their Affiliates beneficially own, in the aggregate, at least 27.50% of the Acquiror Common Shares until such time that the Panavision Stockholders and their Affiliates cease to beneficially own, in the aggregate, at least 17.50% of the issued and outstanding Acquiror Common Shares, Acquiror shall not, and shall cause each of its Subsidiaries not to, in each case, without the prior written consent of the Panavision Holder Representative:

(i) enter into any definitive agreement to effect, or effect, any business combination, acquisition, disposition or merger or any transaction or series of transactions relating to the sale, lease or disposition of (but excluding liens upon) any assets, properties or intellectual property rights of Acquiror or any of its Subsidiaries or any third party(ies), in any such case, involving (A) the acquisition, disposition, sale, lease or transfer, directly or indirectly, of assets, properties and/or rights of Acquiror or any of its Subsidiaries or of any third party(ies) with an aggregate value in excess of $62,500,000, (B) an aggregate enterprise value in excess of $62,500,000 or (C) consideration to or from Acquiror and/or any of its Subsidiaries with an aggregate value in excess of $62,500,000, in each case, such value to be determined in good faith by the Acquiror Board;

(ii) materially alter or change the businesses of Acquiror and its Subsidiaries or enter into any material line of business that is unrelated to any line of business conducted by Acquiror or any of its Subsidiaries as of immediately following the Effective Time; or

(iii) incur, assume or otherwise become liable for any indebtedness for borrowed money or guarantee the indebtedness for borrowed money of any other Person in excess of $62,500,000 in the aggregate, except for (A) any indebtedness incurred under the “revolving” credit facility to be entered into on the Closing Date or in connection with any acquisition that is entered into in accordance with this Section 7 (including a Company Sale), (B) any amendment to the “revolving” credit facility to be entered into on the Closing Date that does not (1) increase the total principal amount of the then outstanding indebtedness of Acquiror on a consolidated basis, excluding any fees associated therewith, and any subsequent incurrence thereunder, or (2) increase the total principal amount that may be borrowed thereunder, or (C) the refinancing of existing indebtedness that does not (1) increase the total principal amount of the then outstanding indebtedness of Acquiror on a consolidated basis, excluding any fees associated therewith, and any subsequent incurrence thereunder, or (2) increase the total principal amount that may be borrowed thereunder.

(d) In addition to the rights granted pursuant to Sections 7(a), 7(b) and Section 7(c), from and after the Effective Time at any time that the Panavision Stockholders and their Affiliates beneficially own, in the aggregate, at least 32.50% of the Acquiror Common Shares until such time that the Panavision Stockholders and their Affiliates cease to beneficially own, in the aggregate, at least 25.00% of the issued and outstanding Acquiror Common Shares, Acquiror shall not, and shall cause each of its Subsidiaries not to, without the prior written consent of the Panavision Holder Representative, enter into any definitive agreement to effect, or effect, a Company Sale.

(e) At least quarterly and otherwise in connection with any action to be taken by Acquiror or any of its Subsidiaries, as applicable, pursuant to this Section 7 that may require the prior written consent of the Panavision Holder Representative, the Key Panavision Stockholders and Acquiror shall reasonably cooperate with each other to determine and identify any Affiliates of the Panavision Stockholders that hold Acquiror Common Shares for purposes of determining satisfaction of the applicable beneficial ownership threshold set forth in this Section 7 with respect to the Panavision Holder Representative’s consent right over such proposed action (it being understood and agreed that only the Affiliates so identified shall be included for such purpose). The Key Panavision Holders and Acquiror shall mutually agree to institute reasonable procedures to determine and identify Affiliates pursuant to the immediately preceding sentence.

Section 8. Actions Requiring Special Approval of the Saban Sponsor.

(a) From and after the Effective Time at any time that the Saban Sponsor and its Affiliates beneficially own, in the aggregate, at least 5.00% of the issued and outstanding Acquiror Common Shares, Acquiror shall not, and shall cause each of its Subsidiaries not to, in each case, without the prior written consent of the Saban Sponsor, except in connection with a Company Sale:

(i) amend, waive, rescind or otherwise modify any provision of the Governing Documents of Acquiror or any of its Subsidiaries in a manner that adversely affects any of the express rights of the Saban Sponsor under the Governing Documents of Acquiror or this Agreement or any of the covenants, agreements or obligations of Acquiror or the Panavision Holder Representative under this Agreement;

(ii) liquidate or dissolve, except (A) in connection with a reorganization, restructuring or similar transaction or series of related transactions approved by the Acquiror Board that is consummated in a manner that preserves in all material respects the same rights and obligations immediately following such transaction or series of related transactions as the parties hereto had under this Agreement immediately prior to such transaction or series of related transactions or (B) for the liquidation or dissolution of any Subsidiary that does not affect the rights and obligations of the parties hereto under this Agreement;

(iii) enter into or consummate, directly or indirectly, any transaction or agreement with (A) any Affiliate of Acquiror (other than, in the case of Acquiror, any of its Subsidiaries or, in the case of any Subsidiary of Acquiror, Acquiror or another Subsidiary of Acquiror), (B) any Principal Panavision Holder or any of their Affiliates, (C) any Person that is part of a “group” that beneficially owns at least 5.00% of the issued and outstanding Acquiror Common Shares, (D) any Representative of any Person described in the foregoing clauses (A) through (C) and (E) any parent, child, sibling or spouse who resides with, or is a dependent of, any Person described in the foregoing clauses (A) through (D), in each case other than (x) those transactions entered into on arm’s-length terms that are approved in accordance with Acquiror’s “Related Party Policy” or such successor policy, (y) (1) transactions expressly permitted or required by this Agreement, the Business Combination Agreement or any of the Ancillary Agreements, (2) ordinary course director compensation and expense reimbursement as permitted by the Governing Documents of Acquiror or any of its Subsidiaries and this Agreement, (3) officer compensation approved by the Compensation Committee and (4) director and officer indemnification agreements and the rights of indemnification and exculpation provided to directors and officers pursuant to the Governing Documents of Acquiror or any of its Subsidiaries or the Business Combination Agreement and (z) any agreement with Solus Alternative Asset Management LP or any of its Affiliates in connection with, or related to, the Debt Financing (including the Debt Commitment Letter, the Debt Documents and any agreements or contracts entered into after the date hereof in connection with any of the foregoing); or

(iv) (A) except for any increase to the size of the Acquiror Board that is approved by the Acquiror Board in connection with an acquisition of any Person or any assets, properties or rights of any Person (provided that any such increase shall not otherwise affect the rights and obligations of the parties hereto under this Agreement), increase or decrease the size of the Acquiror Board or (B) except as required by this Agreement, change the classes on which the Acquiror Board members serve.

(b) In addition to the rights granted pursuant to Section 8(a), from and after the Effective Time at any time that the Saban Sponsor and its Affiliates beneficially own, in the aggregate, at least 20.00% of the Acquiror Common Shares until such time that the Saban Sponsor and its Affiliates beneficially own, in the aggregate, at least 10.00% of the issued and outstanding Acquiror Common Shares, Acquiror shall not, and shall cause each of its Subsidiaries not to, in each case, without the prior written consent of the Saban Sponsor, except in connection with a Company Sale:

(i) issue (by reclassification or otherwise) or enter into any agreement providing for the issuance (contingent or otherwise) of any new class or series of Equity Securities (including any notes or debt securities convertible into or exchangeable for any Equity Securities) that is senior in ranking to the Acquiror Common Shares;

(ii) except as may be required to give effect to any changes contemplated by Section 8(a)(iv), enter into any equityholders, voting or similar agreement relating to or affecting the ownership or voting of the Equity Securities of Acquiror or the governance of Acquiror; or

(iii) issue Equity Securities to employees of Acquiror and its Subsidiaries in an amount that is in excess of 7.00% of the fully diluted capital stock of Acquiror during any five (5)-year period commencing after the Effective Time.

(c) At least quarterly and otherwise in connection with any action to be taken by Acquiror or any of its Subsidiaries, as applicable, pursuant to this Section 8 that may require the prior written consent of the Saban Sponsor, the Saban Sponsor and Acquiror shall reasonably cooperate with each other to determine and identify any Affiliates of the Saban Sponsor that hold Acquiror Common Shares for purposes of determining satisfaction of the applicable beneficial ownership threshold set forth in this Section 8 with respect to the Saban Sponsor’s consent right over such proposed action (it being understood and agreed that only the Affiliates so identified shall be included for such purpose). The Saban Sponsor and Acquiror shall mutually agree to institute reasonable procedures to determine and identify Affiliates pursuant to the immediately preceding sentence.

Section 9. Panavision Information Rights.

(a) The Key Panavision Stockholders shall be entitled to receive (i) any information received by any Panavision Director; provided, however, that the Key Panavision Stockholders shall not be entitled to receive information provided to a Panavision Director if the Acquiror Board (or a committee thereof) determines in good faith, based on the advice of Acquiror’s counsel, that such omission may be necessary in order to preserve Acquiror’s attorney-client or similar privilege, and the Key Panavision Stockholders shall not be entitled to receive, and Acquiror may screen a Panavision Director from, information related to any matter that involves any dispute, transaction or contract negotiation, amendment or modification, or other situation that is reasonably expected to involve a conflict of interest between Acquiror and/or one or more of its Subsidiaries, on the one hand, and a Key Panavision Stockholder and/or one or more of its Affiliates, on the other hand, due to such Persons being on opposite sides of such dispute, transaction or contract negotiation, amendment or modification or other situation; provided, further, that if a Key Panavision Stockholder does not, upon the request of Acquiror, before receiving such information, execute and deliver to Acquiror an agreement to abide by all Acquiror policies applicable to members of the Acquiror Board and a confidentiality agreement reasonably acceptable to Acquiror, such Key Panavision Stockholder may be excluded from access to any information if the Acquiror Board determines in good faith that such exclusion is reasonably necessary to protect confidential proprietary information of Acquiror or confidential proprietary information of third parties that Acquiror is required to hold in confidence, or for other similar reasons, and (ii) such other information and data as a Key Panavision Stockholder may reasonably request in connection with its ownership of Acquiror Common Shares, including any information necessary to assist such Key Panavision Stockholder in preparing its tax, regulatory or other similar filings or as otherwise required for administrative purposes. Any information pursuant to clause (i) of this Section 9(a) may be provided to the Key Panavision Stockholders by Acquiror or a Panavision Director. Any Key Panavision Stockholder, in its sole discretion, may decline to receive any information pursuant to clause (i) of this Section 9(a) upon written notice to Acquiror (it being understood and agreed that if a Key Panavision Stockholder declines any such information it shall in no way affect or limit another Key Panavision Stockholder’s right to receive the same information pursuant to this Section 9(a)). Notwithstanding the foregoing, Acquiror shall not be required to provide, and a Panavision Director shall not provide on behalf of Acquiror pursuant to this Section 9(a), any information that would reasonably be expected to violate any confidentiality obligations owing to third Persons or Law to which Acquiror or any of its Subsidiaries is subject; provided, that if any information is withheld pursuant to this sentence, Acquiror will (A) inform such Key Panavision Stockholder as to the general nature of what is being withheld and (B) use its commercially reasonable efforts (at the cost and expense of the requesting party) to accommodate any request from such Key Panavision Stockholder for information pursuant to this Section 9(a) in a manner that does not result in such a violation.

(b) Acquiror will deliver, or will cause to be delivered, the following to the Key Panavision Stockholders (unless a Key Panavision Stockholder has informed Acquiror in writing that it does not wish to receive any such information) (it being understood and agreed that if a Key Panavision Stockholder declines any such information it shall in no way affect or limit another Key Panavision Stockholder’s right to receive the same information pursuant to this Section 9(b)):

(i) to the extent that such information is provided to the Acquiror Board, as soon as available after each month and in any event within fifteen (15) days after the date on which such information is delivered in final form to the Acquiror Board, unaudited consolidated monthly financial reports of Acquiror and its consolidated Subsidiaries prepared in accordance with GAAP; and

(ii) to the extent that such information is provided to the Acquiror Board, as soon as available and in any event within fifteen (15) days after the date on which such information is delivered to the Acquiror Board, the annual business plan (including operating budget and capital expenditures presented on a monthly basis).

(c) Acquiror shall, and shall cause its Subsidiaries to, upon the written request of a Key Panavision Stockholder, provide the following to such Key Panavision Stockholder:

(i) reasonable access to appropriate officers and directors of Acquiror and its Subsidiaries at such reasonable times during normal business hours as may be requested by such Key Panavision Stockholder for consultation with such Key Panavision Stockholder with respect to matters relating to the business and affairs of Acquiror or any of its Subsidiaries (provided that no such access or consultation shall be required to the extent related to any dispute, transaction or contract negotiation, amendment or modification, or other situation that is reasonably expected to involve a conflict of interest between Acquiror and/or one or more of its Subsidiaries, on the one hand, and the Panavision Holder Representative, such Key Panavision Stockholder and/or one or more of its Affiliates, on the other hand, due to such Persons being on opposite sides of such dispute, transaction or contract negotiation, amendment or modification or other situation); and

(ii) a reasonably detailed overview of any material information with respect to any significant corporate actions, including, without limitation, extraordinary dividends, stock redemptions or repurchases, mergers, acquisitions or dispositions of assets, issuances of significant amounts of debt or equity and material amendments to the Acquiror Governing Documents or the organizational documents of any of Acquiror’s Subsidiaries, and to provide such Key Panavision Stockholder with the opportunity to reasonably consult with Acquiror and its Subsidiaries with respect to such actions (provided that no such information or consultation shall be required (A) with respect to any dispute, transaction or contract negotiation, amendment or modification, or other situation that is reasonably expected to involve a conflict of interest between Acquiror and/or one or more of its Subsidiaries, on the one hand, and the Panavision Holder Representative, a Key Panavision Stockholder and/or one or more of its Affiliates, on the other hand, due to such Persons being on opposite sides of such dispute, transaction or contract negotiation, amendment or modification or other situation and (B) to the extent that the Acquiror Board (or a committee thereof) determines in good faith, based on the advice of Acquiror’s counsel, that such omission may be necessary in order to preserve Acquiror’s attorney-client or similar privilege).

(d) Acquiror shall, and shall cause its Subsidiaries to, provide each Key Panavision Stockholder reasonable access, during normal business hours and with prior written notice, in such manner as to not unreasonably interfere with the normal operation of Acquiror and its Subsidiaries, to the books, records, policies and procedures, internal audit and compliance reports, and to officers, personnel, accountants and other representatives of Acquiror and its Subsidiaries and their respective businesses, whether located in the United States or outside the United States, including, without limitation, the right to audit any such books, records, policies and procedures, and reports and to make copies therefrom. Without limiting the generality of the foregoing, Acquiror shall not be required to provide (or cause to be provided) (and each of the following shall be deemed to be “unreasonable access” pursuant to the immediately preceding sentence): (i) any information that the Acquiror Board (or a committee thereof) determines in good faith, based on the advice of Acquiror’s counsel, that such omission may be necessary in order to preserve Acquiror’s attorney-client or similar privilege; (ii) any information with respect to any dispute, transaction or contract negotiation, amendment or modification, or other situation that is reasonably expected to involve a conflict of interest between Acquiror and/or one or more of its Subsidiaries, on the one hand, and the Panavision Holder Representative, a Key Panavision Stockholder and/or one or more of its Affiliates, on the other hand, due to such Persons being on opposite sides of such dispute, transaction or contract negotiation, amendment or modification or other situation; and (iii) any information that would reasonably be expected to violate any confidentiality obligations owing to third Persons or Law to which Acquiror or any of its Subsidiaries is subject; provided, that if any information is withheld pursuant to this sentence, Acquiror will (A) inform such Key Panavision Stockholder as to the general nature of what is being withheld and (B) use its commercially reasonable efforts (at the cost and expense of the requesting party) to accommodate any request from Acquiror for information pursuant to this Section 9(d) in a manner that does not result in such a violation.

(e) The provisions set forth in Sections 9(a), 9(b), 9(c) and 9(d) shall be effective subject to, and conditioned upon, the occurrence of the Effective Time and shall remain in full force and effect for the period commencing at the Effective Time and ending on the earliest to occur of: (i) with regard to all Key Panavision Stockholders, the date on which the Panavision Stockholders and their Affiliates, in the aggregate, beneficially own less than 5.00% of the issued and outstanding Acquiror Common Shares; and (ii) (A) with regard to only the Cerberus Holders, the date on which the Cerberus Holders and their Affiliates, in the aggregate, beneficially own less than 2.00% of the issued and outstanding Acquiror Common Shares, and (B) with regard to only the Solus Holders, the date on which the Solus Holders and their Affiliates, in the aggregate, beneficially own less than 2.00% of the issued and outstanding Acquiror Common Shares.

(f) The Key Panavision Stockholders hereby acknowledge that they are aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

(g) The Key Panavision Stockholders shall maintain the confidentiality of any confidential and proprietary information of Acquiror or any of its Subsidiaries received pursuant to Sections 9(a), 9(b), 9(c) and 9(d) (“Panavision Proprietary Information”) using the same standard of care as it applies to its own confidential information, except for any Panavision Proprietary Information which is publicly available or a matter of public knowledge generally. Nothing herein shall prevent any of the Key Panavision Stockholders from (i) using Panavision Proprietary Information to enforce its rights under this Agreement, the Business Combination Agreement and/or any of the Ancillary Agreements or the rights granted to it as a holder of Acquiror Common Shares contained in Acquiror’s Governing Documents, (ii) disclosing Panavision Proprietary Information to its attorneys, accountants, consultants, and other advisors, to the extent necessary to obtain their services in connection with monitoring and managing the Key Panavision Stockholders’ investment in Acquiror or otherwise in connection with this Agreement, the Business Combination Agreement and/or any of the Ancillary Agreements or the rights granted to it as a holder of Acquiror Common Shares contained in Acquiror’s Governing Documents, so long as such advisors are obligated to maintain the confidentiality of the same; provided that the Key Panavision Stockholders shall be responsible for any breach of such confidentiality obligations by any such attorneys, accountants, consultants, and other advisors, or (iii) disclosing Panavision Proprietary Information as may otherwise be required by law, if such

Key Panavision Stockholder promptly notifies Acquiror of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure. The foregoing shall not be considered Panavision Proprietary Information and shall not prohibit the use by any of the Key Panavision Stockholders of any such information received pursuant to this Section 9(g) if and solely to the extent such information (w) is or becomes generally available to or known by the public other than as a result of a breach of the confidentiality provisions of this Agreement, including the confidentiality obligations as required by this Agreement that apply to Persons not party to this Agreement to whom the Key Panavision Stockholders have disclosed such information as permitted hereunder, (x) was available to such Key Panavision Stockholder or any of its Affiliates, or a Panavision Director, as applicable, prior to Acquiror’s disclosure to any such person, (y) is or becomes available to such Key Panavision Stockholder or any of its Affiliates, or a Panavision Director, as applicable, from a source other than Acquiror, or (z) has already been, or is hereafter, independently developed by any of the Key Panavision Stockholders or any of their Affiliates without reference to, incorporation of or other use of the Panavision Proprietary Information; provided, however, that, in the case of clauses (x) and (y), such information was not actually known by such Key Panavision Stockholder to be disclosed by the source of such information in violation of a confidentiality obligation (whether by agreement, duty or otherwise) to Acquiror with respect to such information. Notwithstanding anything in this Section 9 or this Agreement to the contrary, the parties hereto agree that the Key Panavision Stockholders are affiliated with private equity, hedge or similar funds and that each Key Panavision Stockholder may provide general information about the subject matter of this Agreement and the transactions contemplated hereby in connection with normal fund raising and related marketing or informational or reporting activities.

Section 10. Saban Information Rights.

(a) The Saban Sponsor shall be entitled to receive (i) any information received by any Saban Director; provided, however, that the Saban Sponsor shall not be entitled to receive information provided to a Saban Director if the Acquiror Board (or a committee thereof) determines in good faith, based on the advice of Acquiror’s counsel, that such omission may be necessary in order to preserve Acquiror’s attorney-client or similar privilege, and the Saban Sponsor shall not be entitled to receive, and Acquiror may screen a Saban Director from, information related to any matter that involves any dispute, transaction or contract negotiation, amendment or modification, or other situation that is reasonably expected to involve a conflict of interest between Acquiror and/or one or more of its Subsidiaries, on the one hand, and the Saban Sponsor and/or one or more of its Affiliates, on the other hand, due to such Persons being on opposite sides of such dispute, transaction or contract negotiation, amendment or modification or other situation; provided, further, that if the Saban Sponsor does not, upon the request of Acquiror, before receiving such information, execute and deliver to Acquiror an agreement to abide by all Acquiror policies applicable to members of the Acquiror Board and a confidentiality agreement reasonably acceptable to Acquiror, the Saban Sponsor may be excluded from access to any information if the Acquiror Board determines in good faith that such exclusion is reasonably necessary to protect confidential proprietary information of Acquiror or confidential proprietary information of third parties that Acquiror is required to hold in confidence, or for other similar reasons, and (ii) such other information and data as the Saban Sponsor may reasonably request in connection with its ownership of Acquiror Common Shares, including any information necessary to assist the Saban Sponsor in preparing its tax, regulatory or other similar filings or as otherwise required for administrative purposes. Any information pursuant to clause (i) of this Section 10(a) may be provided to the Saban Sponsor by Acquiror or a Saban Director. The Saban Sponsor, in its sole discretion, may decline to receive any information pursuant to clause (i) of this Section 10(a) upon written notice to Acquiror. Notwithstanding the foregoing, Acquiror shall not be required to provide, and a Saban Director shall not provide on behalf of Acquiror pursuant to this Section 10(a), any information that would reasonably be expected to violate any confidentiality obligations owing to third Persons or Law to which Acquiror or any of its Subsidiaries is subject; provided, that if any information is withheld pursuant to this sentence, Acquiror will (A) inform the Saban Sponsor as to the general nature of what is being withheld and (B) use its commercially reasonable efforts (at the cost and expense of the requesting party) to accommodate any request from the Saban Sponsor for information pursuant to this Section 10(a) in a manner that does not result in such a violation.

(b) Acquiror will deliver, or will cause to be delivered, the following to the Saban Sponsor (unless it has informed Acquiror in writing that it does not wish to receive any such information):

(i) to the extent that such information is provided to the Acquiror Board, as soon as available after each month and in any event within fifteen (15) days after the date on which such information is delivered in final form to the Acquiror Board, unaudited consolidated monthly financial reports of Acquiror and its consolidated Subsidiaries prepared in accordance with GAAP; and

(ii) to the extent that such information is provided to the Acquiror Board, as soon as available and in any event within fifteen (15) days after the date on which such information is delivered to the Acquiror Board, the annual business plan (including operating budget and capital expenditures presented on a monthly basis).

(c) Acquiror shall, and shall cause its Subsidiaries to, upon the written request of the Saban Sponsor, provide the following to the Saban Sponsor:

(i) reasonable access to appropriate officers and directors of Acquiror and its Subsidiaries at such reasonable times during normal business hours as may be requested by the Saban Sponsor for consultation with the Saban Sponsor with respect to matters relating to the business and affairs of Acquiror or any of its Subsidiaries (provided that no such access or consultation shall be required to the extent related to any dispute, transaction or contract negotiation, amendment or modification, or other situation that is reasonably expected to involve a conflict of interest between Acquiror and/or one or more of its Subsidiaries, on the one hand, and the Saban Sponsor and/or one or more of its Affiliates, on the other hand, due to such Persons being on opposite sides of such dispute, transaction or contract negotiation, amendment or modification or other situation); and

(ii) a reasonably detailed overview of any material information with respect to any significant corporate actions, including, without limitation, extraordinary dividends, stock redemptions or repurchases, mergers, acquisitions or dispositions of assets, issuances of significant amounts of debt or equity and material amendments to the Acquiror Governing Documents or the organizational documents of any of Acquiror’s Subsidiaries, and to provide the Saban Sponsor with the opportunity to reasonably consult with Acquiror and its Subsidiaries with respect to such actions (provided that no such information or consultation shall be required (A) with respect to any dispute, transaction or contract negotiation, amendment or modification, or other situation that is reasonably expected to involve a conflict of interest between Acquiror and/or one or more of its Subsidiaries, on the one hand, and the Saban Sponsor and/or one or more of its Affiliates, on the other hand, due to such Persons being on opposite sides of such dispute, transaction or contract negotiation, amendment or modification or other situation and (B) to the extent that the Acquiror Board (or a committee thereof) determines in good faith, based on the advice of Acquiror’s counsel, that such omission may be necessary in order to preserve Acquiror’s attorney-client or similar privilege).

(d) Acquiror shall, and shall cause its Subsidiaries to, provide the Saban Sponsor reasonable access, during normal business hours and with prior written notice, in such manner as to not unreasonably interfere with the normal operation of Acquiror and its Subsidiaries, to the books, records, policies and procedures, internal audit and compliance reports, and to officers, personnel, accountants and other representatives of Acquiror and its Subsidiaries and their respective businesses, whether located in the United States or outside the United States, including, without limitation, the right to audit any such books, records, policies and procedures, and reports and to make copies therefrom. Without limiting the generality of the foregoing, Acquiror shall not be required to provide (or cause to be provided) (and each of the following shall be deemed to be “unreasonable access” pursuant to the immediately preceding sentence): (i) any information that the Acquiror Board (or a committee thereof) determines in good faith, based on the advice of Acquiror’s counsel, that such omission may be necessary in order to preserve Acquiror’s attorney-client or similar privilege; (ii) any information with respect to any dispute, transaction or contract negotiation, amendment or modification, or other situation that is reasonably expected to involve a conflict of interest between Acquiror and/or one or more of its Subsidiaries, on the one hand, and the Saban Sponsor and/or one or more of its Affiliates, on the other hand, due to such Persons being on opposite sides of such dispute, transaction or contract negotiation, amendment or modification or other situation; and (iii) any information that would reasonably be expected to violate any confidentiality obligations owing to third Persons or Law to which Acquiror or any of its Subsidiaries is subject; provided, that if any information is withheld pursuant to this sentence, Acquiror will (A) inform the Saban Sponsor as to the general nature of what is being withheld and (B) use its commercially reasonable efforts (at the cost and expense of the requesting party) to accommodate any request from Acquiror for information pursuant to this Section 10(d) in a manner that does not result in such a violation.

(e) The provisions set forth in Sections 10(a), 10(b), 10(c) and 10(d) shall be effective subject to, and conditioned upon, the occurrence of the Effective Time and shall remain in full force and effect for the period commencing at the Effective Time and ending on the date on which the Saban Sponsor and its Affiliates, in the aggregate, beneficially own less than 5.00% of the issued and outstanding Acquiror Common Shares.

(f) The Saban Sponsor hereby acknowledges that it is aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

(g) The Saban Sponsor shall maintain the confidentiality of any confidential and proprietary information of Acquiror or any of its Subsidiaries received pursuant to Sections 10(a), 10(b), 10(c) and 10(d) (“Saban Proprietary Information”) using the same standard of care as it applies to its own confidential information, except for any Saban Proprietary Information which is publicly available or a matter of public knowledge generally. Nothing herein shall prevent the Saban Sponsor from (i) using Saban Proprietary Information to enforce its rights under this Agreement, the Business Combination Agreement and/or any of the Ancillary Agreements or the rights granted to it as a holder of Acquiror Common Shares contained in Acquiror’s Governing Documents, (ii) disclosing Saban Proprietary Information to its attorneys, accountants, consultants, and other advisors, to the extent necessary to obtain their services in connection with monitoring and managing the Saban Sponsor’s investment in Acquiror or otherwise in connection with this Agreement, the Business Combination Agreement and/or any of the Ancillary Agreements or the rights granted to it as a holder of Acquiror Common Shares contained in Acquiror’s Governing Documents, so long as such advisors are obligated to maintain the confidentiality of the same; provided that the Saban Sponsor shall be responsible for any breach of such confidentiality obligations by any such attorneys, accountants, consultants, and other advisors, or (iii) disclosing Saban Proprietary Information as may otherwise be required by law, if the Saban Sponsor promptly notifies Acquiror of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure. The foregoing shall not be considered Saban Proprietary Information and shall not prohibit the use by the Saban Sponsor of any such information received pursuant to this Section 10(g) if and solely to the extent such information (w) is or becomes generally available to or known by the public other than as a result of a breach of the confidentiality provisions of this Agreement, including the confidentiality obligations as required by this Agreement that apply to Persons not party to this Agreement to whom the Saban Sponsor has disclosed such information as permitted hereunder, (x) was available to the Saban Sponsor or any of its Affiliates, or a Saban Director, as applicable, prior to Acquiror’s disclosure to any such person, (y) is or becomes available to the Saban Sponsor or any of its Affiliates, or a Saban Director, as applicable, from a source other than Acquiror, or (z) has already been, or is hereafter, independently developed by the Saban Sponsor or any of its Affiliates without reference to, incorporation of or other use of the Saban Proprietary Information; provided, however, that, in the case of clauses (x) and (y), such information was not actually known by the Saban Sponsor to be disclosed by the source of such information in violation of a confidentiality obligation (whether by agreement, duty or otherwise) to Acquiror with respect to such information. Notwithstanding anything in this Section 10 or this Agreement to the contrary, the parties hereto agree that the Saban Sponsor is affiliated with private equity, hedge or similar funds and that the Saban Sponsor may provide general information about the subject matter of this Agreement and the transactions contemplated hereby in connection with normal fund raising and related marketing or informational or reporting activities.

Section 11. D&O Insurance. Acquiror shall (i) purchase directors’ and officers’ liability insurance in an amount determined by the Acquiror Board to be reasonable and customary and (ii) for so long as any director designated pursuant to the terms of this Agreement serves as a director of the Acquiror Board, maintain such coverage with respect to such director; provided, that upon removal or resignation of such director for any reason, Acquiror shall take all actions reasonably necessary to extend such directors’ and officers’ liability insurance coverage for a period of not less than six (6) years from any such event in respect of any act or omission occurring at or prior to such event.

Section 12. Pre-Closing Transaction Support.

(a) From the date hereof until the earlier of (i) the Closing and (ii) the termination of the Business Combination Agreement in accordance with its terms, the Saban Sponsor hereby unconditionally and irrevocably agrees that at any duly called meeting of the stockholders of Acquiror (or any adjournment or postponement thereof), and in any action by written consent of the stockholders of Acquiror requested by the Acquiror Board or undertaken as contemplated by the transactions contemplated by the Business Combination Agreement, the Saban Sponsor shall, and shall cause its Affiliates to, if a meeting is held, appear at the meeting, in person or by proxy, or otherwise cause its Equity Securities in Acquiror to be counted as present thereat for purposes of establishing a quorum, and it shall vote or consent (or cause to be voted or consented), in person or by proxy, all of its Equity Securities (a) in favor of the Acquiror Extension Approval and the Transaction Proposals, (b) against any action, proposal, transaction or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Acquiror contained in the Business Combination Agreement, (c) in favor of the election of the nominees to become members of the Acquiror Board, as well as the composition of the classes and committees thereof, in each case as determined in accordance with this Agreement and the Business Combination Agreement, and (e) except as set forth in the Proxy Statement, against the following actions or proposals (other than the transactions contemplated by the Business Combination Agreement): (i) any Acquisition Proposal or any proposal in opposition to approval of the Business Combination Agreement or any other Transaction Proposal or in competition with or materially inconsistent with the Business Combination Agreement or any other Transaction Proposal; and (ii) (A) any material change in the present capitalization of Acquiror or any amendment of the Acquiror Governing Documents; (B) any change in Acquiror’s corporate structure or business; or (C) any other action or proposal involving Acquiror or any of its Subsidiaries that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay, postpone or adversely affect in any material respect the transactions contemplated by the Business Combination Agreement or would reasonably be expected to result in any of the conditions to Acquiror’s obligations under the Business Combination Agreement not being fulfilled, except in the case of each of clause (A), (B) and (C), as contemplated by this Agreement or the Business Combination Agreement. The Saban Sponsor agrees not to, and shall cause its Affiliates not to, enter into any agreement, commitment or arrangement with any Person the effect of which would be inconsistent with or violative of the provisions and agreements contained in this Section 12.

(b) Nothing in this Section 12 shall be construed to impose any obligation or limitation on votes or actions taken by any director, officer, employee, agent or other representative of the Saban Sponsor, in each case, in his or her capacity as a director or officer of Acquiror.

Section 13. Definitions and Interpretation.

(a) As used herein, the following terms shall have the following meanings:

“Acquiror” has the meaning set forth in the preamble.

“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated by the SEC under the Exchange Act and shall include all Persons that at any time during the term of this Agreement become Affiliates of any Person referred to in this Agreement.

“Agreement” has the meaning set forth in the preamble.

“beneficially own” has the meaning ascribed to it in Section 13(d) of the Exchange Act.

“Board Observers” has the meaning set forth in Section 1(l).

“Business Combination Agreement” has the meaning set forth in the recitals.

“Bylaws” means Acquiror’s Bylaws, as the same may be amended from time to time.

“Cerberus Board Observer” has the meaning set forth in Section 1(l).

“Cerberus Holders” means Cerberus Series Four Holdings, LLC and Cerberus Institutional Partners V, L.P.

“Certificate of Incorporation” means Acquiror’s Certificate of Incorporation, as the same may be amended from time to time.

“Chair of the Board” has the meaning set forth in Section 6.

“Company Sale” means an acquisition by any Person or “group” (as defined in Section 13(d)(3) of the Exchange Act) of any Equity Securities (or beneficial ownership thereof), including rights or options to acquire such ownership, tender or exchange offer, merger, consolidation, amalgamation, scheme of arrangement, business combination, issuance, recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with or involving Acquiror or any of its Affiliates, in each case as a result of which such Person or “group” would beneficially own securities representing more than 50.00% of the Equity Securities (by voting power or economic rights, including upon exercise, exchange or conversion of any other security) of Acquiror.

“Compensation Committee” has the meaning set forth in Section 1(a).

“Designated Independent Directors” means (i) if there are three (3) or four (4) Initial Panavision Designees, three (3) independent directors, one (1) of which will serve as a Class II director and two (2) of which will serve as Class I directors, and (ii) if there are two (2) Initial Panavision Designees, four (4) independent directors, two (2) of which will serve as Class II directors and two (2) of which will serve as Class I directors.

“Designated Initial Panavision Designees” has the meaning set forth in Section 1(a).

“Designated Initial Saban Designees” has the meaning set forth in Section 2(a).

“Director Resignation Letter” has the meaning set forth in Section 1(d).

“Equity Securities” means, as applicable, (a) any capital stock, membership interests or other share or equity capital, (b) any securities directly or indirectly convertible into or exchangeable for any capital stock, membership interests or other share or equity capital or containing any profit participation features, (c) any rights or options directly or indirectly to subscribe for or to purchase any capital stock, membership interests, other share or equity capital or securities containing any profit participation features or to subscribe for or to purchase any securities directly or indirectly convertible into or exchangeable for any capital stock, membership interests, other share or equity capital or securities containing any profit participation features, (d) any share appreciation rights, phantom share rights or other similar rights, or (e) any Equity Securities issued or issuable with respect to the securities referred to in clauses (a) through (d) above in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

“Governing Documents” means the legal document(s) by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs. For example, the “Governing Documents” of a corporation are its certificate of incorporation and bylaws, the “Governing Documents” of a limited partnership are its limited partnership agreement and certificate of limited partnership and the “Governing Documents” of a limited liability company are its operating agreement and certificate of formation.

“Initial Panavision Designees” has the meaning set forth in Section 1(a).

“Initial Saban Designees” has the meaning set forth in Section 2(a).

“Key Panavision Stockholders” has the meaning set forth in the preamble.

“Majority Cerberus Holders” has the meaning set forth in Section 1(l).

“Majority Solus Holders” has the meaning set forth in Section 1(l).

“Nominating Committee” has the meaning set forth in Section 1(a).

“Panavision Directors” means, collectively, the Initial Panavision Designees and any other individual elected or appointed to the Acquiror Board that has been designated by the Panavision Holder Representative pursuant to this Agreement.

“Panavision Holder Representative” has the meaning set forth in the preamble.

“Panavision Proprietary Information” has the meaning set forth in Section 9(g).

“Panavision Stockholders” means, for purposes of this Agreement, each of the Key Panavision Holders, Anthem Inc, Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC, Sunrise Partners Limited Partnership, Whippoorwill Associates, Inc. Profit Sharing Plan, Whippoorwill Distressed Opportunity Fund, L.P., Whippoorwill Institutional Partners LP and Whippoorwill Offshore Distressed Opportunity Fund, Ltd.

“Related Person” means, with respect to any Person, any employee, officer, director, manager, equity holder or partner of such Person or of any of its Affiliates.

“Saban Directors” means, collectively, the Initial Saban Designees and any other individual elected or appointed to the Acquiror Board that has been designated by the Saban Sponsor pursuant to this Agreement.

“Saban Proprietary Information” has the meaning set forth in Section 10(g).

“Saban Sponsor” has the meaning set forth in the preamble.

“Saban Sponsor II” has the meaning set forth in the preamble.

“Solus Board Observer” has the meaning set forth in Section 1(l).

“Solus Holders” means SOLA LTD, Solus Senior High Income Fund LP, Solus Opportunities Fund 3 LP, Solus Opportunities Fund 5 LP, Ultra Master LTD and Ultra NB LLC.

(b) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this entire Agreement; (iv) the terms “Section,” “Exhibit” or “Schedule” refer to the specified Section, Exhibit or Schedule of this Agreement; (v) the word “including” shall mean “including, without limitation”; (vi) the word “or” shall mean “and/or”; (vii) references to any Contract are to that Contract as amended, modified or supplemented from time to time; (viii) references to any Person include the successors and permitted assigns of that Person; and (ix) the words “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including e-mail and electronic media) in a visible form.

(c) Unless the context of this Agreement otherwise requires, references to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

(d) The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction shall be applied against any party.

(e) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.

(f) Unless the context of this Agreement otherwise requires, all references herein to ownership of the Acquiror Common Shares shall mean the Acquiror Common Shares determined on a non-fully diluted basis without taking into account any Contingent Shares unless and until any such Contingent Shares become vested pursuant to the Business Combination Agreement or Equity Securities of the type described in clauses (b) through (d) of the definition of Equity Securities unless and until any such Equity Securities are converted into or exchanged for Acquiror Common Shares. Any reference to the Acquiror Common Shares shall be deemed for all purposes under this Agreement to refer to the Equity Securities into which the Acquiror Common Shares are converted in connection with the Domestication, as the context so requires.

(g) References to “$” shall mean U.S. dollars, unless otherwise indicated herein.

(h) The headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 14. Essential Consideration. The parties hereto acknowledge and agree that the rights and obligations of the parties hereunder, including under Sections 1 through 12, are given in consideration for the rights and obligations undertaken under the Business Combination Agreement and the Ancillary Agreements, and without limiting the generality of the foregoing, constitute essential and integral consideration to the parties hereto for their execution or authorization of, as applicable, the Business Combination Agreement and the Ancillary Agreements.

Section 15. Assignment; Benefit of Parties; Transfer. No party may assign this Agreement or any of its rights or obligations hereunder and any assignment hereof will be null and void, except that any of the Key Panavision Stockholders or the Saban Sponsor may assign, in whole, but not in part, this Agreement as part of a transfer of its Acquiror Common Shares to an Affiliate and provided that the assignee executes a joinder agreement pursuant to which such assignee agrees to be bound by the terms hereof. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, legal representatives and assignees for the uses and purposes set forth and referred to herein. Nothing herein contained shall confer or is intended to confer on any third party or entity that is not a party to this Agreement any rights under this Agreement.

Section 16. Remedies. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to specific enforcement of the terms and provisions of this Agreement, in addition to any other remedy to which any party is entitled at Law or in equity. In the event that any Action shall be brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at Law, and each party agrees to waive any requirement for the securing or posting of any bond in connection therewith.

Section 17. Notices. All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given (x) on the date of delivery if delivered in person, (y) on the date sent by e-mail if sent on or prior to 5:00 p.m. (Pacific Time), and on the next Business Day if sent after 5:00 p.m. (Pacific Time), or (z) three (3) Business Days after deposit with an internationally recognized express courier service to the respective parties hereto at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 17):

(a)	If to Acquiror, to:

Saban Capital Acquisition Corp.

10100 Santa Monica Boulevard, 26th Floor

Los Angeles, CA 90067

Attention:    Adam Chesnoff

                    Niveen S. Tadros, Esq.

E-mail:        achesnoff@sabanac.com

                    ntadros@sabanac.com

including, if after the Closing, to:

Panavision Inc.

6101 Variel Avenue

Woodland Hills, CA 91367

Attention:    Kim Snyder

                    Mara Morner-Ritt, Esq.

E-mail:        kim.snyder@panavision.com

                     mara.morner-ritt@panavision.com

in each case, with copies to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

300 South Grand Avenue, Suite 3400

Los Angeles, CA 90071

Attention:    Jeffrey H. Cohen

                    David C. Eisman

E-mail:        jeffrey.cohen@skadden.com

                     david.eisman@skadden.com

and

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention:    Douglas Ryder, P.C.

                    Christian Nagler, P.C.

E-mail:        douglas.ryder@kirkland.com

                    cnagler@kirkland.com

(b)	If to the Cerberus Holders, to:

c/o Cerberus Capital Management, L.P.

875 Third Avenue

New York, NY 10022

Attention:    Alexander Benjamin

                    Marc Millman

E-mail:        albenjamin@cerberuscapital.com

                     mmillman@cerberuscalifornia.com

with copies to (which shall not constitute notice):

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention:    Douglas Ryder, P.C.

                    Christian Nagler, P.C.

E-mail:        douglas.ryder@kirkland.com

                    cnagler@kirkland.com

(c)	If to the Solus Holders, to:

c/o Solus Alternative Asset Management LP

410 Park Avenue, Floor 11

New York, NY 10022

Attention:    Ryan Cremins

                    Craig Chobor

E-mail:        rcremins@soluslp.com

                    cchobor@soluslp.com

with copies to (which shall not constitute notice):

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention:    Douglas Ryder, P.C.

                    Christian Nagler, P.C.

E-mail:        douglas.ryder@kirkland.com

                    cnagler@kirkland.com

(d)	If to the Panavision Holder Representative, to:

Cerberus PV Representative, LLC

c/o Cerberus Capital Management, L.P.

875 Third Avenue

New York, NY 10022

Attention:    Alexander Benjamin

                    Marc Millman

E-mail:        albenjamin@cerberuscapital.com

                     mmillman@cerberuscalifornia.com

with copies to (which shall not constitute notice):

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention:    Douglas Ryder, P.C.

                    Christian Nagler, P.C.

E-mail:        douglas.ryder@kirkland.com

                    cnagler@kirkland.com

(c)	If to the Saban Sponsor or Saban Sponsor II, to:

Saban Capital Acquisition Corp.

10100 Santa Monica Boulevard, 26th Floor

Los Angeles, CA 90067

Attention:    Adam Chesnoff

                    Niveen S. Tadros, Esq.

E-mail:        achesnoff@sabanac.com

                    ntadros@sabanac.com

with copies to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

300 South Grand Avenue, Suite 3400

Los Angeles, CA 90071

Attention:    Jeffrey H. Cohen

                    David C. Eisman

E-mail:        jeffrey.cohen@skadden.com

                     david.eisman@skadden.com

Copies delivered solely to outside counsel shall not constitute notice.

Section 18. Adjustments. If, and as often as, there are any changes in the Acquiror Common Shares by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization, recapitalization or sale, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights, privileges, duties and obligations hereunder shall continue with respect to the Acquiror Common Shares as so changed.

Section 19. No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

Section 20. No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon, or give to, any person or entity other than the parties hereto and their respective successors and assigns any remedy or claim under or by reason of this Agreement or any terms, covenants or conditions hereof, and all of the terms, covenants, conditions, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything to the contrary in this Agreement, (a) each Panavision Director shall be an express third-party beneficiary of the provisions set forth in Section 1(f), Section 1(j) and Section 11, and (b) each Saban Director shall be an express third-party beneficiary of the provisions set forth in Section 2(f), Section 2(j) and Section 11.

Section 21. Further Assurances. Each of the parties hereby agrees that it will hereafter execute and deliver any further document, agreement, instruments of assignment, transfer or conveyance as may be necessary or desirable to effectuate the purposes hereof.

Section 22. Expenses. Except as otherwise expressly set forth herein, each of the parties hereby agrees that each party shall bear any fees and expenses incurred by or on behalf of, or paid or payable by, such party as a result of or in connection with this Agreement and the transactions contemplated herein.

Section 23. Counterparts. This Agreement may be executed in one or more counterparts, and may be delivered by means of facsimile or electronic transmission in portable document format, each of which shall be deemed to be an original and shall be binding upon the party who executed the same, but all of such counterparts shall constitute the same agreement.

Section 24. Governing Law. This Agreement, and all Actions based upon, arising out of, or related to this Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of Laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

Section 25. Jurisdiction; Waiver of Jury Trial.

(a) Any Action based upon, arising out of or related to this Agreement or the Transactions must be brought in the Court of Chancery of the State of Delaware (or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware), or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or inconvenience of forum, agrees that all claims in respect of the Action shall be heard and determined only in any such court, and agrees not to bring any Action arising out of or relating to this Agreement in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence an Action or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 25.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT AND THE TRANSACTIONS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE DEBT FINANCING OR ANY OF THE TRANSACTIONS.

Section 26. Complete Agreement; Inconsistent Agreements. This Agreement, together with the Business Combination Agreement, the Acquiror Governing Documents and the other Ancillary Agreements, represent the complete agreement between the parties hereto as to all matters covered hereby, and supersede any prior agreements or understandings between the parties. In the event of any conflict between the terms of this Agreement and the Business Combination Agreement, the Acquiror Governing Documents and/or the other Ancillary Agreements, the terms of this Agreement shall govern and control.

Section 27. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties.

Section 28. Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against any party hereto unless such modification is approved in writing by such party. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

Section 29. Termination. This Agreement shall terminate, and be of no further force and effect, upon the earliest to occur of: (a) the termination of the Business Combination Agreement in accordance with the terms thereof; (b) the consummation of a Company Sale; and (c) mutual written consent of the parties hereto.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

Acquiror:

SABAN CAPITAL ACQUISITION CORP.

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Representative

[Signature Page to Director Composition and Standstill Agreement]

Key Panavision Stockholders:

CERBERUS SERIES FOUR HOLDINGS, LLC

By: Cerberus Institutional Partners, L.P. -Series Four
Its: Managing Member

By: Cerberus Institutional Associates, L.L.C.
Its: General Partner

By:	/s/ Alexander D. Benjamin
Name:	Alexander D. Benjamin
Title:	Senior Managing Director

CERBERUS INSTITUTIONAL PARTNERS V, L.P.

By: Cerberus Institutional Associates II, L.L.C.
Its: General Partner

By:	/s/ Alexander D. Benjamin
Name:	Alexander D. Benjamin
Title:	Senior Managing Director

[Signature Page to Director Composition and Standstill Agreement]

SOLA LTD

By: Solus Alternative Asset Management LP
Its: Investment Advisor

By:	/s/ Chris Pucillo
Name:	Chris Pucillo
Title:	CIO

SOLUS SENIOR HIGH INCOME FUND LP

By: Solus Alternative Asset Management LP
Its: Investment Advisor

By:	/s/ Chris Pucillo
Name:	Chris Pucillo
Title:	CIO

SOLUS OPPORTUNITIES FUND 3 LP

By: Solus Alternative Asset Management LP
Its: Investment Advisor

By:	/s/ Chris Pucillo
Name:	Chris Pucillo
Title:	CIO

SOLUS OPPORTUNITIES FUND 5 LP

By: Solus Alternative Asset Management LP
Its: Investment Advisor

By:	/s/ Chris Pucillo
Name:	Chris Pucillo
Title:	CIO

[Signature Page to Director Composition and Standstill Agreement]

ULTRA MASTER LTD

By: Solus Alternative Asset Management LP
Its: Investment Advisor

By:	/s/ Chris Pucillo
Name:	Chris Pucillo
Title:	CIO

ULTRA NB LLC

By: Solus Alternative Asset Management LP
Its: Investment Advisor

By:	/s/ Chris Pucillo
Name:	Chris Pucillo
Title:	CIO

[Signature Page to Director Composition and Standstill Agreement]

Panavision Holder Representative:

CERBERUS PV REPRESENTATIVE, LLC

By:	/s/ Alexander D. Benjamin
Name:	Alexander D. Benjamin
Title:	Secretary

[Signature Page to Director Composition and Standstill Agreement]

Saban Sponsor:

SABAN SPONSOR LLC

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Representative

Saban Sponsor II:

SABAN SPONSOR II LLC

By:	/s/ Adam Chesnoff
Name:	Adam Chesnoff
Title:	Authorized Representative

[Signature Page to Director Composition and Standstill Agreement]

Schedule I

Key Panavision Stockholders

1.	Cerberus Series Four Holdings, LLC

2.	Cerberus Institutional Partners V, L.P.

3.	SOLA LTD

4.	Solus Senior High Income Fund LP

5.	Solus Opportunities Fund 3 LP

6.	Solus Opportunities Fund 5 LP

7.	Ultra Master LTD

8.	Ultra NB LLC

Schedule II

Initial Panavision Designees

If the Panavision Holder Representative is entitled to nominate 2 directors under Section 1(c) immediately after the Effective Time:

1.	Craig Chobor (Class III)

2.	Marc Millman (Class III)

If the Panavision Holder Representative is entitled to nominate 3 directors under Section 1(c) immediately after the Effective Time:

1.	Craig Chobor (Class III)

2.	Marc Millman (Class III)

3.	Peter Kirchof (Class III)

If the Panavision Holder Representative is entitled to nominate 4 directors under Section 1(c) immediately after the Effective Time:

1.	Craig Chobor (Class III)

2.	Marc Millman (Class III)

3.	Peter Kirchof (Class III)

4.	Robert Solomon (Class II)

Schedule III

Initial Panavision Designee Positions

Member and Chairman of the Nominating Committee: Craig Chobor

Member of the Compensation Committee: Marc Millman

Schedule IV

Initial Saban Designees

If the Panavision Holder Representative is entitled to nominate 2 directors under Section 1(c) immediately after the Effective Time:

1.	Adam Chesnoff (Class III)

2.	Adam Weene (Class II)

If the Panavision Holder Representative is entitled to nominate 3 or 4 directors under Section 1(c) immediately after the Effective Time:

1.	Adam Weene (Class II)

2.	Adam Chesnoff (Class II)